CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG


                        AMERICAN/UNIVERSAL SUPPLY, INC.,

                           THE RAL SUPPLY GROUP, INC.,


                                       AND

                          UNIVERSAL SUPPLY GROUP, INC.,

                                  AS BORROWERS

                                       AND

                        WELLS FARGO BUSINESS CREDIT, INC.

                                    AS LENDER

                               AS OF JULY 28, 2004





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                                TABLE OF CONTENTS

                                                                            PAGE


Article I.
         Definitions...........................................................5

     Section 1.1  Definitions..................................................5
     Section 1.2  Cross References............................................19

Article II.
         Amount and Terms of the Credit Facility..............................19

     Section 2.1  Revolving Advances..........................................19
     Section 2.2  The Borrowing Agent.........................................20
     Section 2.3  Reduction of Structural Sublimit; Mandatory Prepayment
                     of Structural Sublimit Advances..........................20
     Section 2.4  Revolving Note..............................................21
     Section 2.5  Increased Costs; Capital Adequacy...........................21
     Section 2.6  Obligations Absolute........................................22
     Section 2.7  Interest; Default Interest; Usury...........................22
     Section 2.8  Fees........................................................22
     Section 2.9  Computation of Interest and Fees; When Interest
                     Due and Payable..........................................23
     Section 2.10  Appraisals; Lender's Discretion............................23
     Section 2.11  Prepayment; Termination of Credit Facility by the
                      Borrowers; Termination Fees.............................24
     Section 2.12  Mandatory Prepayments......................................25
     Section 2.13  Payments...................................................25
     Section 2.14  Payment on Non-Banking Days................................26
     Section 2.15  Use of Proceeds............................................26
     Section 2.16  Liability Records..........................................26
     Section 2.17  Letters of Credit..........................................26
     Section 2.18  Special Account............................................27
     Section 2.19  Payment of Amounts Drawn Under Letters of Credit;
                     Reinbursement Obligation.................................27
     Section 2.20  Obligations Absolute.......................................28

Article III.  Lien; Occupancy; Setoff.........................................28

     Section 3.1  Grant of Lien...............................................28
     Section 3.2  Notification of Account Debtors and Other Obligors..........28
     Section 3.3  Assignment of Insurance.....................................29
     Section 3.4  Occupancy...................................................28
     Section 3.5  Lien in Collateral Account..................................30
     Section 3.6  License.....................................................30
     Section 3.7  Financing Statement.........................................30
     Section 3.8  Setoff......................................................32
     Section 3.9  Power of Attorney...........................................32
     Section 3.10  Termination of Lien........................................32



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Article IV.
         Conditions of Willingness to Consider Lending........................33

     Section 4.1  Conditions  Precedent to the Lender's  Willingness  to
                      Consider Making the Initial Advance, or Cause the
                      Issuance of the Initial Letter of Credit................33
     Section 4.2 Conditions Precedent to All Advances.........................35

Article V. Representations and Warranties.....................................35

     Section 5.1 Corporate Existence and Power; Name; Chief Executive Office;
                   Inventory and Equipment Locations; Tax
                   Identification Number......................................35
     Section 5.2 Authorization of Borrowing; No Conflict as to Law or
                   Agreements.................................................36
     Section 5.3 Legal Agreements.............................................36
     Section 5.4 Subsidiaries.................................................36
     Section 5.5 Financial Condition; No Adverse Change.......................36
     Section 5.6 Litigation...................................................37
     Section 5.7 Regulation U.................................................37
     Section 5.8 Taxes37
     Section 5.9 Titles and Liens.............................................37
     Section 5.10 Plans.......................................................37
     Section 5.11 Default.....................................................38
     Section 5.12 Environmental Matters.......................................38
     Section 5.13 Submissions to the Lender...................................39
     Section 5.14 Financing Statements........................................39
     Section 5.15 Rights to Payment...........................................39
     Section 5.16 Licenses, Permits and Intellectual Property.................39
     Section 5.17  Existing Debt..............................................39

Article VI. Affirmative Covenants of the Borrowers............................39

     Section 6.1 Reporting Requirements.......................................40
     Section 6.2 Books and Records; Inspection and Examination................42
     Section 6.3 Account Verification.........................................42
     Section 6.4 Compliance with Laws.........................................43
     Section 6.5 Payment of Taxes and Other Obligations.......................43
     Section 6.6 Maintenance of Properties....................................43
     Section 6.7 Insurance....................................................43
     Section 6.8 Preservation of Existence....................................44
     Section 6.9 Delivery of Instruments, etc.................................44
     Section 6.10 Collateral Account..........................................44
     Section 6.11 Performance by the Lender...................................45
     Section 6.12 Inventory; Consignment Inventory............................46
     Section 6.13 Maintenance of Licenses and Permits.........................46
     Section 6.14  Intellectual Property......................................46
     Section 6.15  Intercompany Note..........................................46
     Section 6.16  Intercreditor Agreement....................................46

Article VII. Negative and Financial Covenants.................................47


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     Section 7.1 Liens48
     Section 7.2 Indebtedness.................................................48
     Section 7.3 Guaranties...................................................48
     Section 7.4 Investments and Subsidiaries.................................48
     Section 7.5 Debt Payments and Dividends..................................49
     Section 7.6 Sale or Transfer of Assets; Suspension of
                   Business Operations........................................49
     Section 7.7 Consolidation and Merger; Asset Acquisitions.................49
     Section 7.8 Sale and Leaseback...........................................50
     Section 7.9 Restrictions on Nature of Business...........................50
     Section 7.10 Accounting..................................................50
     Section 7.11 Discounts, etc..............................................50
     Section 7.12 Defined Benefit Pension Plans...............................50
     Section 7.13 Other Defaults..............................................50
     Section 7.14 State of Incorporation; Place of Business; Name.............50
     Section 7.15 Organizational Documents....................................51
     Section 7.16  Salaries, etc..............................................51
     Section 7.17  Affiliate Transactions.....................................51
     Section 7.18 Tangible Net Worth..........................................52
     Section 7.19  Net Income (or Net Loss)...................................52
     Section 7.20  Net Cash Flow..............................................52
     Section 7.21  Capital Expenditures.......................................52
     Section 7.22  Financial Covenants........................................52
     Section 7.23  Colonial...................................................52

Article VIII. Events of Default, Rights and Remedies..........................53

     Section 8.1 Events of Default............................................53
     Section 8.2 Rights and Remedies..........................................55
     Section 8.3 Certain Notices..............................................56

Article IX. Miscellaneous.....................................................56

     Section 9.1 No Waiver; Cumulative Remedies...............................56
     Section 9.2 Waivers......................................................56
     Section 9.3 Amendments, Etc..............................................56
     Section 9.4 Addresses for Notices, Etc...................................56
     Section 9.5 Further Documents............................................57
     Section 9.6 Collateral...................................................58
     Section 9.7 Costs and Expenses...........................................59
     Section 9.8 Indemnity....................................................59
     Section 9.9 Revival......................................................60
     Section 9.10 Participants................................................61
     Section 9.11 Execution in Counterparts...................................61
     Section 9.12 Binding Effect; Assignment; Complete Agreement;
                    Exchanging Information....................................61
     Section 9.13 Severability of Provisions..................................61
     Section 9.14 Headings....................................................61
     Section 9.15 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial....61




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     Section 9.16 Construction................................................62
     Section 9.17 Publicity...................................................62
     Section 9.18 Joint and Several Obligations...............................62


EXHIBITS

Exhibit A              Form of Revolving Note
Exhibit B              Form of Compliance Certificate
Exhibit C              Authorized Officers of Borrowing Agent
Exhibit D              Form of Borrowing Base Certificate
Exhibit E              Form of Solvency Certificate


SCHEDULES

Schedule 5.1           Names, Chief Executive Offices and Collateral Locations
Schedule 5.4           Subsidiaries
Schedule 5.6           Litigation
Schedule 5.12          Environmental Citations
Schedule 5.16          Licenses, Permits and Intellectual Property
Schedule 7.1           Existing Liens
Schedule 7.2           Existing Debt
Schedule 7.3           Existing Guaranties and Contingent Liabilities
Schedule 7.4           Existing Investments and Loans








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         THIS CREDIT AND SECURITY AGREEMENT is dated as of July 28, 2004 and is made by and among AMERICAN/UNIVERSAL SUPPLY, INC., a New York corporation ("AMERICAN"), THE RAL SUPPLY GROUP, INC., a New York corporation ("RAL") and UNIVERSAL SUPPLY GROUP, INC., a New York corporation ("UNIVERSAL"; American, RAL and Universal are each individually referred to as a "BORROWER" and are collectively referred to as the "BORROWERS") and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER").

         In consideration of the mutual covenants and undertakings and the terms and conditions set forth in this Agreement, the parties hereto agree as follows:


                                   Definitions

   Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: THE TERMS DEFINED IN THIS ARTICLE HAVE THE MEANINGS ASSIGNED TO THEM IN THIS ARTICLE, AND INCLUDE THE PLURAL AS WELL AS THE SINGULAR; ALL ACCOUNTING TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN ACCORDANCE WITH GAAP; AND ALL REFERENCES TO STATUTES AND RELATED REGULATIONS SHALL INCLUDE ANY AMENDMENTS OF SAME AND ANY SUCCESSOR STATUTES AND REGULATIONS.

                  "ACCOUNTS" means all of the accounts of each Borrower, as the term "accounts" is defined in the UCC, including, without limitation, the aggregate unpaid obligations of customers and other account debtors owing to each Borrower arising out of the sale or lease of goods or rendition of services by such Borrower on an open account or deferred payment basis.

                  "ADVANCE(S)" means, collectively, all advances made to the Borrowers by the Lender under the Credit Facility, including, without limitation, all revolving advances.

                  "AFFILIATE" or "AFFILIATES" means (a) any Person controlled by, controlling or under common control with Colonial or a Borrower, including, without limitation, any Subsidiary of Colonial or such Borrower, and (b) any Person who is a director or officer of Colonial or a Borrower, or a Subsidiary of Colonial or of a Borrower, or of a Person described in clause (a) above. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" means this Credit and Security Agreement, as amended, modified, supplemented or restated from time to time.

                  "AUTHORIZED OFFICER" means, with respect to the Borrowing Agent, each officer of the Borrowing Agent listed on EXHIBIT C hereto.



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                  "AVAILABILITY RESERVE" means, on the Closing Date, the sum of
         $350,000, which amount shall be automatically and permanently reduced on the first day of each month, beginning with the month of September 2004, by the sum of $80,000, until reduced to zero (-0-).

                  "BANKING DAY" means a day on which the Lender is open for business that is not a Saturday, Sunday or other day on which banks are required or permitted to be closed in Minneapolis, Minnesota, or New York, New York.

                  "BLOCKED ACCOUNT AGREEMENT" means a Blocked Account Agreement by and among a Borrower, the Lender and a bank acceptable to the Lender.

                  "BORROWING AGENT" has the meaning given in Section 2.2

                  "BORROWING BASE" means, with respect to any Borrower at any time, and subject to change from time to time in the Lender's sole discretion, which discretion shall be exercised in a commercially reasonable manner, the lesser of:

THE MAXIMUM LINE, MINUS THE L/C AMOUNT, MINUS THE AGGREGATE PRINCIPAL AMOUNT OF OUTSTANDING ADVANCES MADE TO THE OTHER BORROWERS; OR THE SUM OF:

               (i) up to eighty-five percent (85%) of such Borrower's Eligible Accounts, PLUS the lesser of: (A) up to fifty-seven percent (57%) of the lower of the cost or fair market value, as determined in accordance with GAAP, of such Borrower's Eligible Inventory, but in no event to exceed the amount calculated pursuant to clause (i) above, and (B) up to ninety-five percent (95%) of the liquidation value of such Borrower's Eligible Inventory, net of liquidation and other related expenses, as determined by the Lender in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, but in no event to exceed the amount calculated pursuant to clause (i) above, PLUS up to the amount of the Structural Sublimit then in effect, MINUS the aggregate principal amount of outstanding Advances made to the other Borrowers pursuant to this clause (iii), MINUS up to the amount of the Landlord Reserve then in effect, apportioned among the Borrowers in such manner as the Lender may determine from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, MINUS up to the amount of the Availability Reserve then in effect, apportioned among the Borrowers in such manner as the Lender may determine from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner, MINUS the portion of the L/C Amount relating to Letters of Credit issued for such Borrower's account, MINUS such other reserves as the Lender may establish from time to time in its sole discretion, which discretion shall be exercised in a commercially reasonable manner.

                  Notwithstanding the foregoing, in the event that dilution for all Accounts during any ninety (90) consecutive day period, expressed as a percentage, as determined by the Lender in its sole discretion, exercised in a commercially reasonable manner, pursuant to its periodic examination of the Borrowers' collateral reports and/or books and records, exceeds four percent (4%), then the Lender, in its sole discretion, may implement and maintain such reserves and/or reduce the advance percentages used in determining the Borrowing Base to adjust for such excess.

                  "CAPITAL EXPENDITURES" means, for any period, all expenditures made or liabilities incurred (including cash payments and the incurrence of Debt) during such period for any fixed assets or improvements (whether leased or owned) or for any replacements, substitutions or additions thereto.



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                  "CAPITAL INFUSION DEBT" means Debt for Borrowed Money in the aggregate principal amount of not less than $1,250,000, incurred by Colonial pursuant to that certain (i) Private Placement Purchase Agreement dated June 21, 2004 between Colonial and Goldman Associates of New York, Inc., a New York corporation, and (ii) Private Placement Purchase Agreement dated as of July 28, 2004 between Colonial and the parties thereto identified therein as "Investors".

                  "CHANGE OF CONTROL" means the failure, at any time after the Closing Date of (a) Colonial to own 100% of the issued and outstanding shares of stock of any Borrower or (b) William Pagano to perform the duties of President of Universal or of Vice President of RAL or American/Universal for any other reason other than because of his death or disability.

                  "CHANGE OF TAX OR RESERVE REQUIREMENTS" has the meaning given in Section 2.5(a)(ii).

                  "CLOSING DATE" means the date set forth in the initial paragraph of this Agreement.

                  "COLLATERAL" means and includes:

                                 ALL INVENTORY;
                                 ALL EQUIPMENT;
                            ALL GENERAL INTANGIBLES;
                                ALL RECEIVABLES;
                    ALL BOOKS, RECORDS, LEDGER CARDS, FILES,
           CORRESPONDENCE, COMPUTER PROGRAMS, TAPES, DISKS AND RELATED
          DATA PROCESSING SOFTWARE (OWNED BY EACH BORROWER OR IN WHICH
                   SUCH BORROWER HAS AN INTEREST) WHICH AT ANY
                            TIME EVIDENCE OR CONTAIN
                          INFORMATION RELATING TO (A),
                          (B), (C) AND (D) ABOVE OR ARE
                             OTHERWISE NECESSARY OR
                            HELPFUL IN THE COLLECTION
                             THEREOF OR REALIZATION
                                   THEREUPON;
                        DOCUMENTS OF TITLE, POLICIES AND
                 CERTIFICATES OF INSURANCE, SECURITIES, CHATTEL
                      PAPER, OTHER DOCUMENTS OR INSTRUMENTS
                 EVIDENCING OR PERTAINING TO (A), (B), (C), (D)
                                 AND (E) ABOVE;
                   ALL SUPPORTING OBLIGATIONS AND GUARANTIES,
              LIENS ON REAL OR PERSONAL PROPERTY, LEASES, AND OTHER
          AGREEMENTS AND PROPERTY WHICH IN ANY WAY SECURE OR RELATE TO
             (A), (B), (C), (D), (E) AND (F) ABOVE, OR ARE ACQUIRED
           FOR THE PURPOSE OF SECURING AND ENFORCING ANY ITEM THEREOF;
                     (I) ALL CASH HELD AS CASH COLLATERAL TO
           THE EXTENT NOT OTHERWISE CONSTITUTING COLLATERAL, ALL OTHER
           CASH OR PROPERTY AT ANY TIME ON DEPOSIT WITH OR HELD BY THE
                 LENDER FOR THE ACCOUNT OF ANY BORROWER (WHETHER
          FOR SAFEKEEPING, CUSTODY, PLEDGE, TRANSMISSION OR OTHERWISE),
          (II) ALL PRESENT OR FUTURE DEPOSIT ACCOUNTS (WHETHER TIME OR
           DEMAND OR INTEREST OR NON-INTEREST BEARING) OF ANY BORROWER
                  WITH THE LENDER OR ANY OTHER PERSON INCLUDING
          THOSE TO WHICH ANY SUCH CASH MAY AT ANY TIME AND FROM TIME TO
            TIME BE CREDITED, (III) ALL PAYMENT INTANGIBLES, (IV) ALL
                LETTER OF CREDIT RIGHTS, (V) ALL INVESTMENTS AND
            REINVESTMENTS (HOWEVER EVIDENCED) OF AMOUNTS FROM TIME TO
                                      TIME




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            CREDITED TO SUCH ACCOUNTS, (VI) ALL INTEREST, DIVIDENDS,
               DISTRIBUTIONS AND OTHER PROCEEDS PAYABLE ON OR WITH
              RESPECT TO (X) SUCH INVESTMENTS AND REINVESTMENTS AND
              (Y) SUCH ACCOUNTS, AND (VII) ALL INVESTMENT PROPERTY;
                                       AND
                   ALL PRODUCTS AND PROCEEDS OF (A), (B), (C),
          (D), (E), (F), (G) AND (H) ABOVE (INCLUDING, BUT NOT LIMITED
           TO, ALL CLAIMS TO ITEMS REFERRED TO IN (A), (B), (C), (D),
                 (E), (F), (G) AND (H) ABOVE) AND ALL CLAIMS OF
            EACH BORROWER AGAINST THIRD PARTIES (X) FOR (I) LOSS OF,
            DAMAGE TO, OR DESTRUCTION OF, AND (II) PAYMENTS DUE OR TO
           BECOME DUE UNDER LEASES, RENTALS AND HIRES OF ANY OR ALL OF
             (A), (B), (C), (D), (E), (F), (G) AND (H) ABOVE AND (Y)
                PROCEEDS PAYABLE UNDER, OR UNEARNED PREMIUMS WITH
               RESPECT TO POLICIES OF INSURANCE IN WHATEVER FORM.

               "COLLATERAL ACCESS AGREEMENT" means an agreement in writing, in form and substance satisfactory to the Lender, from a lessor of premises to a Borrower, or any other person to whom any Collateral (including, Inventory, Equipment, bills of lading or other documents of title) is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, INTER ALIA, acknowledges the first priority security interest of the Lender in such Collateral, agrees to waive or subordinate to the Lender's security interest (which subordination shall include provisions for a prohibition on the exercise by such lessor, consignee or other person of its remedies and a waiver of the right to require marshaling acceptable to the Lender) any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit the Lender access to, and the right to remain on, the premises of such lessor, consignee or other person, for such period of time as Lender determines is necessary or desirable, so as to exercise the Lender's rights and remedies and otherwise deal with such Collateral and in the case of any person who at any time has custody, control or possession of any bills of lading or other documents of title, agrees to hold such bills of lading or other documents as bailee for the Lender and to follow all instructions of the Lender with respect thereto.

               "COLLATERAL ACCOUNT" means a cash collateral account under the exclusive dominion and control of the Lender maintained at a financial institution acceptable to the Lender into which all cash, checks, notes, drafts and other similar items relating to or constituting proceeds of or payments made in respect of any Collateral shall be deposited, including, without limitation, through the Lockbox.

               "COLONIAL" means Colonial Commercial Corp., a New York corporation, and it successors.

               "CREDIT FACILITY" means the revolving credit and letter of credit facility being made available to the Borrowers by the Lender pursuant to Article II.

               "DEBT" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.



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               "DEBT FOR BORROWED MONEY" of any Person means at any date, without duplication, the following Debt of such Person: (i) all obligations of such Person for borrowed money (including, without limitation, the Advances); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
         (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable (including, without limitation, payment for services rendered) arising in the ordinary course of business; (iv) all obligations of such Person as lessee under any capital lease; (v) all indebtedness or obligations, secured by a Lien on any asset owned or held by such Person regardless of whether or not such Person has assumed or become liable for the payment of such Debt; (vi) all obligations of such Person to reimburse any bank or other person in respect of amounts paid under a letter of credit or similar instrument; and (vii) all indebtedness or obligations (whether or not contingent) of others guaranteed by such Person.

               "DEFAULT" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

               "DEFAULT PERIOD" means any period of time beginning on the day on which a Default or Event of Default has occurred and ending on the date on which the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived by the Lender.

               "DEFAULT RATE" means an annual rate equal to three percent (3.00%) over the Floating Rate, which rate shall change when and as the Floating Rate changes.

               "DOLLARS" AND "$" each means the lawful currency of the United States of America.

               "ELIGIBLE ACCOUNTS" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
         Accounts:

                    (ii) That portion of Accounts which is unpaid more than the earlier of (A) ninety (90) days after the original due date thereof, or (B) one hundred twenty (120) days after the invoice date thereof (without reducing such amount by the amount of any credit balances), PROVIDED, HOWEVER, with respect to all Accounts that are unpaid 90 or more days after the invoice date thereof, but less than 120 days after the invoice date thereof, not more than $300,000 in the aggregate of such unpaid Accounts, as of any date of determination, shall be deemed Eligible Accounts;

                    (iii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                    (iv) That portion of Accounts not yet earned by the final
                         delivery of goods or rendition of services, as applicable, by the applicable Borrower to the applicable account debtor;

                    (v) Accounts owed by any unit of government, whether foreign or domestic, PROVIDED, HOWEVER, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the applicable Borrower has provided evidence satisfactory





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                         to the Lender that (A) the Lender has a first priority
                         perfected Lien and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws;

                    (vi) Accounts owed by an account debtor located outside the
                         United States which are not backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, which discretion shall be exercised in a commercially reasonable manner; (vii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                    (viii) Accounts owed by a shareholder, subsidiary,
                         Affiliate, officer, director or employee of any Borrower or by any Person that has an officer or director who is also an officer or director of any Borrower;

                    (ix) Accounts not subject to a duly perfected first-priority
                         Lien in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender including without limitation any payment or performance bond;

                    (x) That portion of Accounts that has been restructured, extended, amended or modified;

                    (xi) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

                    (xii) Accounts owed by an account debtor, regardless of
                         whether otherwise eligible, if twenty-five percent (25%) or more of the total amount due under Accounts from such account debtor is ineligible;

                    (xiii) That portion of Accounts owing by an account debtor which, when aggregated with all of the Accounts of that account debtor, exceeds fifteen percent (15%) of the then aggregate amount of Eligible Accounts;

                    (xiv) Accounts not in full conformity with the
                         representations and warranties made by the applicable Borrower to the Lender with respect thereto;

                    (xv) Accounts owed by account debtors whose credit standing in relation to the amount of credit extended is not satisfactory to the Lender;

                    (xvi) Accounts owed by account debtors about which, in the
                         Lender's opinion, there are facts existing or threatened which are likely to result in an adverse change in such account debtors' financial condition;

                    (xvii) Accounts that are not payable to the applicable
                         Borrower;

                    (xviii) Accounts arising out of a sale of samples or a bill and hold sale prior to shipment;

                    (xix) Accounts arising out of a sale to a Person to whom the applicable Borrower is indebted and the amount of such indebtedness has not been deducted in determining the face amount of such Accounts;

                    (xx) Accounts arising out of progress billings prior to
                         completion of an order;

                    (xxi) Accounts that are denominated in any currency other
                         than United States dollars; and

                    (xxii) Accounts, or portions thereof, otherwise deemed
                         ineligible by the Lender in its sole discretion, which discretion shall be exercised in a commercially reasonable manner.

          "ELIGIBLE INVENTORY" means all Inventory consisting of finished goods; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                           INVENTORY THAT IS: IN-TRANSIT (EXCEPT IN-TRANSIT
                                    BETWEEN PREMISES); LOCATED AT ANY WAREHOUSE,
                                    JOB SITE OR OTHER PREMISES NOT LISTED ON
                                    SCHEDULE 5.1; LOCATED AT PREMISES WITH
                                    RESPECT TO WHICH THE LENDER HAS NOT RECEIVED
                                    A COLLATERAL ACCESS AGREEMENT DULY EXECUTED



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                                    AND DELIVERED BY THE OWNER AND LESSOR OF
                                    SUCH PREMISES, PROVIDED THAT IRRESPECTIVE OF
                                    WHETHER THE LENDER HAS RECEIVED SUCH
                                    COLLATERAL ACCESS AGREEMENT WITH RESPECT TO
                                    ANY REFERENCED PREMISES, NO INVENTORY
                                    LOCATED AT SUCH PREMISES SHALL BE DEEMED TO
                                    BE ELIGIBLE INVENTORY IF THE VALUE OF SUCH
                                    INVENTORY, AS OF ANY DATE OF DETERMINATION,
                                    IS LESS THAN $150,000 IN THE AGGREGATE;
                                    LOCATED AT THE PREMISES IN ROCHELLE PARK,
                                    NEW JERSEY, OR WILLOW GROVE, PENNSYLVANIA:
                                    COVERED BY ANY NEGOTIABLE OR NON-NEGOTIABLE
                                    WAREHOUSE RECEIPT, BILL OF LADING OR OTHER
                                    DOCUMENT OF TITLE; ON CONSIGNMENT FROM ANY
                                    PERSON; ON CONSIGNMENT TO ANY PERSON OR
                                    SUBJECT TO ANY BAILMENT UNLESS SUCH
                                    CONSIGNEE OR BAILEE HAS EXECUTED AN
                                    AGREEMENT WITH THE LENDER;

                           SUPPLIES, PACKAGING, PARTS (INCLUDING FABRICATED
                                    PARTS) OR SAMPLE INVENTORY;

                           WORK-IN-PROCESS AND RAW MATERIALS INVENTORY;

                           INVENTORY THAT IS DAMAGED, OBSOLETE, SLOW MOVING OR
                                    NOT CURRENTLY SALEABLE IN THE NORMAL COURSE
                                    OF THE  APPLICABLE BORROWER'S OPERATIONS;

                           INVENTORY THAT THE APPLICABLE BORROWER HAS RETURNED,
                                    HAS ATTEMPTED TO RETURN, IS IN THE PROCESS
                                    OF RETURNING OR INTENDS TO RETURN TO THE
                                    VENDOR THEREOF;

                           INVENTORY THAT IS PERISHABLE OR LIVE;

                           INVENTORY MANUFACTURED BY THE APPLICABLE BORROWER
                                    PURSUANT TO A LICENSE UNLESS THE ISSUER OF
                                    THE APPLICABLE LICENSE HAS AGREED IN WRITING
                                    TO PERMIT THE LENDER TO EXERCISE ITS RIGHTS
                                    AND REMEDIES AGAINST SUCH INVENTORY;

                           INVENTORY THAT IS SUBJECT TO A LIEN IN FAVOR OF ANY
                                    PERSON OTHER THAN THE LENDER;

                           INVENTORY OF A PARTICULAR TYPE OR MODEL, IF (A) A
                                    BORROWER CARRIED OR OFFERED FOR SALE
                                    INVENTORY OF SUCH  TYPE OR MODEL ON ANY DATE
                                    WHICH IS AT LEAST TWELVE MONTHS PRIOR TO THE
                                    DATE OF DETERMINATION AND  (B) THERE HAVE
                                    BEEN NO SALES OF ANY INVENTORY OF SUCH TYPE
                                    OR MODEL WITHIN THE IMMEDIATELY PRECEDING
                                    TWELVE-MONTH PERIOD; AND

                           INVENTORY OTHERWISE DEEMED INELIGIBLE BY THE LENDER
                                    IN ITS SOLE DISCRETION, WHICH DISCRETION
                                    SHALL BE EXERCISED IN A COMMERCIALLY
                                    REASONABLE MANNER.

          "ENVIRONMENTAL LAW" has the meaning specified in Section 5.12(a)(i).

          "EQUIPMENT" means and includes all of each Borrower's now owned or hereafter acquired equipment, machinery and goods (excluding Inventory), as the terms "equipment" and "goods" are defined in the UCC, whether or not constituting fixtures, including, without limitation, plant and office equipment, tools, dies, parts, data processing equipment, furniture and trade fixtures, trucks, trailers, loaders and other vehicles and all replacements and substitutions therefore and all accessions thereto.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" means any Person required to be aggregated with a Borrower or any Subsidiary under Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

          "EVENT OF DEFAULT" has the meaning specified in Section 8.1.

          "EXCESS AVAILABILITY" means the amount, as determined by the Lender, calculated as of the Closing Date, equal to: (a) the aggregate amount available for borrowing by all of the Borrowers under the Borrowing Bases set forth in this Agreement, MINUS (b) the sum of (i) the amount of all outstanding and unpaid Obligations, PLUS (ii) the aggregate amount of all trade payables and other obligations of the Borrowers which are then outstanding and unpaid more than sixty (60) days from due date, PLUS (iii) the aggregate amount of checks issued by the Borrowers to pay trade payables and other obligations which are then outstanding and unpaid more than sixty (60) days from due date as of such time, but not yet sent and the aggregate book overdraft of the Borrowers, plus (iv) the L/C Amount.

          "FLOATING RATE" means (a) with respect to all Advances, other than Structural Sublimit Advances, an annual rate equal to the Prime Rate MINUS one-quarter of one percent (1/4 of 1%), and (b) with respect to Structural Sublimit Advances, an annual rate equal to the Prime Rate PLUS one-half of one percent (1/2 of 1%), which annual rate, in each case, shall change when and as the Prime Rate changes.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, a Borrower either (i) is required to implement such change, or
     (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is hereinafter referred to as a "REQUIRED GAAP CHANGE"), provided that such Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on such Borrower's income, retained earnings or other accounts, as applicable.

          "GENERAL INTANGIBLES" means and includes all of each Borrower's now owned or hereafter acquired general intangibles, as the term "general intangibles" is defined in the UCC, including, without limitation, trademarks, tradenames, tradestyles, trademark applications, trade secrets, equipment formulation, manufacturing procedures, quality control procedures, product specifications, patents, patent applications, copyrights, registrations, contract rights, choses in action, causes of action, corporate or other business records, inventions, designs, goodwill, claims under guarantees, licenses, franchises, permits, tax refunds, tax refund claims, computer programs, computer data bases, computer program flow diagrams, source codes, object codes and all other intangible property of every kind and nature.

          "GUARANTOR" means each Person (including Colonial and each Borrower) who executes a Guaranty or a support, put or other similar agreement in favor of the Lender in connection with the transactions contemplated by this Agreement.

          "GUARANTY" means any agreement to perform or pay all or any portion of the Obligations in favor of and in form and substance satisfactory to the Lender together with all amendments, modifications and supplements thereto.

          "HAZARDOUS SUBSTANCES" has the meaning given to such term in Section 5.12(a)(ii).

          "HILDEBRANDT DEBT" means the Debt owing by RAL to Paul H. Hildebrandt, an individual, as evidenced by that certain promissory note in the original principal amount of $150,000, dated September 5, 2003, executed by RAL and payable to Paul H. Hildebrandt.

          "HILDEBRANDT PROPERTIES DEBT" means the Debt owing by RAL to Hildebrandt Properties, LLC, a New Jersey limited liability company, as evidenced by that certain promissory note in the original principal amount of $150,000, dated September 4, 2003, executed by RAL and payable to Hildebrandt Properties, LLC.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute thereto and all final or temporary rules and regulations promulgated thereunder and published, generally applicable rulings entitled to precedential effect.

          "INVENTORY" means and includes all of each Borrower's now owned or hereafter acquired goods (as the term "goods" is defined in the UCC), merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, including, without limitation, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

          "INVESTMENT PROPERTY" means, all of each Borrower's investment property as such term is defined in the UCC.

          "ISSUER" means the issuer of any Letter of Credit.

          "L/C AMOUNT" means the sum of (a) the aggregate face amount of any issued and outstanding Letters of Credit and (b) the aggregate unpaid amount of the Reimbursement Obligation.

          "L/C APPLICATION" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

          "LANDLORD RESERVE" means, on the Closing Date, the sum of $150,000.

          "LETTER OF CREDIT" has the meaning specified in Section 2.5.

          "LIEN" means any mortgage, security deed, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction.

          "LIQUIDATION ASSISTANCE AGREEMENT" means that certain Support Agreement, dated as of the Closing Date, between Lender and William Pagano, as the same may be hereafter amended, supplemented, restated, replaced or otherwise modified from time to time.

          "LOAN DOCUMENTS" means this Agreement, the Revolving Note, the Security Documents, the Liquidation Assistance Agreement, each Guaranty, each L/C Application, each Lockbox Agreement and each Blocked Account Agreement, and all other documents, instruments, agreements and certificates at any time delivered by any Person executed in connection herewith or therewith.

          "LOCKBOX" has the meaning given in the Lockbox Agreement.

          "LOCKBOX AGREEMENT" means, with respect to any Borrower, a Lockbox Agreement by and among such Borrower, the Lender and a bank acceptable to the Lender.

          "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the condition, operations, assets, business or prospects of a Borrower or any of the other Borrowers, (ii) the ability of a Borrower to pay or perform the Obligations in accordance with the terms hereof or any Loan Document,
     (iii) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien or (iv) the practical realization of the benefits of the Lender's rights and remedies under this Agreement or any of the other Loan Documents.

          "MATURITY DATE" means the Original Maturity Date and each yearly anniversary thereof.

          "MAXIMUM LEGAL RATE" has the meaning given to such term in Section 2.7(c).

          "MAXIMUM LINE" means Fifteen Million Dollars ($15,000,000).

          "NET CASH FLOW" means, for any period, with respect to the Borrowers on a combined basis, Net Income, PLUS (a) all amortization expense and depreciation and other non-cash charges, PLUS (b) extraordinary losses, LESS (c) extraordinary gains, LESS (d) the sum of Non-Financed Capital Expenditures, the current maturities of Debt for Borrowed Money (including, for purposes hereof, Capital Infusion Debt), the scheduled reductions in the Structural Sublimit, and all dividends and other distributions, in each case as determined in accordance with GAAP for such period.

          "NET INCOME" means, for any period, net income, after taxes, from continuing operations for such period, as determined in accordance with GAAP, and "NET LOSS" means, for any period, net loss, after taxes, from continuing operations for such period, as determined in accordance with GAAP.

          "NON-FINANCED CAPITAL EXPENDITURES" means any Capital Expenditure that is not paid for with the proceeds of long term financing.

          "OBLIGATIONS" means and includes all Advances, the Reimbursement Obligation, all debts, liabilities, obligations, covenants and duties owing by each Borrower to the Lender (or any Person that directly or indirectly controls or is controlled by or is under common control with the Lender) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including, without limitation, any debt, liability or obligation owing from such Borrower to others which the Lender may have obtained by assignment or otherwise and further including, without limitation, all interest, charges or any other payments any Borrower is required to make, by law or otherwise, arising under or as a result of this Agreement, the Revolving Note or any of the other Loan Documents (including, without limitation, any interest, fees and expenses that, but for the provisions of the United States Bankruptcy Code, would have accrued or be owing hereunder or thereunder), together with all reasonable expenses and reasonable attorneys' fees chargeable to such Borrower's account or incurred by the Lender in connection with such Borrower's account whether provided for herein or in any other Loan Document.

          "OPERATING ACCOUNT" means the bank account of the applicable Borrower at LaSalle Bank, National Association, as follows: (i) Universal - account number 5590028527, (ii) RAL - account number 5590069356 and (iii) American
     - account number 5590069372, or any other account of the applicable Borrower designated by such Borrower to the Lender in writing as the account into which the Lender shall deposit proceeds of Advances requested on behalf of such Borrower.

          "ORIGINAL MATURITY DATE" means August 1, 2009.

          "PERMITTED LIENS" means (a) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums not overdue, (b) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the applicable Borrower in conformity with GAAP,
     (c) Liens in favor of the Lender, (d) Liens for taxes (i) not yet due or
     (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the applicable Borrower in conformity with GAAP PROVIDED, THAT, the Lien shall have no effect on the priority of Liens in favor of the Lender or the value of the assets in which the Lender has a Lien, (e) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title thereto, so long as the same do not materially impair the use, value or marketability of such real estate, (f) Liens placed upon fixed assets of a Borrower which secure the payment of the purchase price thereof, not exceeding the lesser of the cost or fair market value thereof, up to Two Hundred Fifty Thousand Dollars ($250,000) for any one purchase or Four Hundred Thousand Dollars ($400,000) in the aggregate for all such purchases made by such Borrower during any fiscal year, but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed and only if such Lien secures only such purchase money indebtedness and (g) Liens specified on
     SCHEDULE 7.1 hereto.

          "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLAN" means an employee benefit plan or other plan maintained for a Borrower's employees and covered by Title IV of ERISA.

          "PREMISES" means all premises where any Collateral is located or any Borrower conducts its business and has any rights of possession, including, without limitation, the premises described in SCHEDULE 5.1 attached hereto.

          "PRIME RATE" means the rate of interest publicly announced from time to time by Wells Fargo Bank as its "prime rate" (whether or not such announced rate is the best rate available at such bank) or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "RECEIVABLES" means each and every right of each Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by such Borrower or by some other person who subsequently transfers such person's interest to such Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which such Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future Accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of General Intangibles.

          "REIMBURSEMENT OBLIGATION" has the meaning given to such term in
     Section 2.19.

          "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA.

          "REVOLVING NOTE" means the promissory note payable to the order of the Lender in substantially the form of EXHIBIT A hereto, executed jointly and severally by the Borrowers concurrently herewith, as the same may hereafter be amended, supplemented or restated from time to time and any note or notes issued in substitution therefor. The Revolving Note shall be dated as of the Closing Date and the Borrowers hereby authorize the Lender to complete the Revolving Note by dating the same as of the Closing Date.

          "SECURITY DOCUMENTS" means, this Agreement, each Blocked Account Agreement, each Lockbox Agreement, the Stock Pledge Agreement and any other documents delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "STOCK PLEDGE AGREEMENT" means that certain Stock Pledge Agreement, dated as of the Closing Date, made by Colonial in favor of the Lender, in form and substance satisfactory to the Lender, pursuant to which Colonial grants to the Lender a first-priority Lien on all of Colonial's right, title and interest in and to all of the issued and outstanding shares of stock of each Borrower,

          "STRUCTURAL SUBLIMIT" means, on the Closing Date, the sum of $2,000,000, which amount shall be automatically and permanently reduced (i) on the first day of each month, beginning with the month of September 2004, by the sum of $83,333.33, until reduced to zero (-0-) and (ii) in accordance with the terms of Section 2.3.

          "STRUCTURAL SUBLIMIT ADVANCES" means Advances made pursuant to and in accordance with the terms of paragraph (b) (iii) of the defined term Borrowing Base.

          "SUBORDINATED DEBT" means (i) each of the Hildebrandt Debt, the Hildebrandt Properties Debt, and the Capital Infusion Debt and (ii) any other Debt for Borrowed Money of any Borrower or Colonial, in each case provided that such Debt and any Lien on the assets or properties of a Borrower securing such Debt is subject to a Subordination Agreement or is otherwise subordinated to the Obligations as to the right and time of payment and to the Lien of the Lender on such assets or properties in a manner and form satisfactory to the Lender in its sole discretion.

                  "SUBORDINATION AGREEMENT" means each agreement, in form and substance satisfactory to the Lender, pursuant to which any Debt of a Borrower or Colonial and/or any Lien on the assets or properties of a Borrower or Colonial (other than Debt owing to and Liens in favor of the Lender) is subordinated to the Obligations as to right and time of payment and to the Lien of the Lender on such assets or properties.

                  "SUBSIDIARY" means, with respect to (i) Colonial, each of the Borrowers and (ii) any Borrower, any Person of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors or similar governing body of such Person, irrespective of whether or not at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by such Borrower, by such Borrower and one or more other Subsidiaries of such Borrower, or by one or more other Subsidiaries of such Borrower.

                  "TANGIBLE NET WORTH" means, at any time, with respect to the Borrowers on a combined basis, an amount equal to the following: (a) all assets of the Borrowers, MINUS (b) all liabilities of the Borrower, MINUS (c) the intangible assets of the Borrower, PLUS (d) without duplication, the aggregate principal amount of all Subordinated Debt, MINUS (e) the amount of indebtedness owed to the Borrowers by Affiliates and by officers, directors and shareholders of the Borrowers, MINUS (f) the other assets of Borrowers, determined by the Lender not to be recorded in accordance with GAAP on the balance sheet of the Borrowers, in the case of the amounts referred to in (a) - (e) above, MINUS (g) prepaid expenses and capitalized costs of the Borrowers.

                  "TAX AGREEMENT" means that certain letter agreement among the Borrowers and Colonial, dated July 1, 1999, as amended, regarding the allocation of federal income tax liabilities among the Borrowers, each Borrower's Subsidiaries and Colonial in connection with Colonial's filing of consolidated federal income tax returns.

                  "TERMINATION DATE" means the earliest of (i) the Maturity Date, (ii) the date on which the Borrowers terminate the Credit Facility, (iii) the date on which the Lender demands payment of the Obligations, or (iv) the date on which this Agreement is terminated pursuant to SECTION 2.10.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.15 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "UNITED STATES BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as amended, and any successor statute.

                  "WELLS FARGO BANK" means Wells Fargo Bank, N.A. - San Francisco. Cross References. All references in this Agreement to Articles, Sections, subsections, Exhibits and Schedules, shall be to Articles, Sections, subsections, Exhibits and Schedules of this Agreement unless otherwise explicitly specified.

                  Amount and Terms of the Credit Facility Revolving Advances. The Lender shall make Advances to the Borrowers from time to time from the date all of the conditions set forth in Article IV are satisfied to the Termination Date, on the terms and subject to the conditions set forth in this Agreement and the otherLoan Documents. The Lender will not consider any request for an Advance to a Borrower if, after giving effect to such requested Advance, the sum of the outstanding and unpaid Advances made to such Borrower would exceed such Borrower's Borrowing Base. Notwithstanding the limitations of each Borrower's Borrowing Base, the Lender retains the right to lend any Borrower from time to time such amounts in excess of such limitations as the Lender may determine in its sole discretion. The obligation of the Borrowers to repay the Advances made pursuant to this Section 2.1 shall be joint and several, shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, each Borrower may request Advances through the Borrowing Agent, prepay pursuant to Section 2.11 and request additional Advances through the Borrowing Agent. The Borrowing Agent agrees to comply with the following procedures in requesting Advances on behalf of the Borrowers under this Section 2.1:

THE BORROWING AGENT WILL NOT REQUEST ANY ADVANCE ON BEHALF OF A BORROWER UNDER THIS SECTION 2.1 IF, AFTER GIVING EFFECT TO SUCH REQUESTED ADVANCE, THE SUM OF THE OUTSTANDING AND UNPAID ADVANCES MADE TO SUCH BORROWER UNDER THIS SECTION 2.1 WOULD EXCEED SUCH BORROWER'S BORROWING BASE.
EACH REQUEST BY THE BORROWING AGENT FOR AN ADVANCE FROM THE LENDER SHALL BE MADE BEFORE 11:00 A.M. (NEW YORK TIME) OF THE DAY OF THE REQUESTED ADVANCE. REQUESTS MAY BE MADE IN WRITING OR BY TELEPHONE, SPECIFYING THE BORROWER ON BEHALF OF WHICH SUCH ADVANCE IS BEING REQUESTED, THE DATE OF THE REQUESTED ADVANCE AND THE AMOUNT THEREOF. EACH REQUEST SHALL BE MADE BY (I) ANY AUTHORIZED OFFICER OF THE BORROWING AGENT; OR (II) ANY PERSON DESIGNATED AS THE BORROWING AGENT'S AGENT BY ANY AUTHORIZED OFFICER OF THE BORROWING AGENT IN A WRITING DELIVERED TO THE LENDER; OR (III) ANY PERSON WHOM THE LENDER REASONABLY BELIEVES TO BE AN AUTHORIZED OFFICER OF THE BORROWING AGENT OR SUCH A DESIGNATED AGENT.
UPON FULFILLMENT OF THE APPLICABLE CONDITIONS SET FORTH IN ARTICLE IV, THE LENDER SHALL DISBURSE THE PROCEEDS OF THE REQUESTED ADVANCE BY CREDITING THE SAME TO THE OPERATING ACCOUNT OF EACH BORROWER ON WHOSE BEHALF SUCH ADVANCE WAS REQUESTED, BUT ONLY IN COMPLIANCE WITH SECTION 2.1(A) AS ESTABLISHED BY A BORROWING BASE CERTIFICATE AND OTHER SCHEDULES AND DOCUMENTS AS ARE REQUIRED TO BE DELIVERED BY SUCH BORROWER IN ACCORDANCE WITH SECTION 6.1 (COPIES OF WHICH SHALL BE PROVIDED CONTEMPORANEOUSLY BY THE BORROWERS TO THE BORROWING AGENT) UNLESS THE LENDER AND THE BORROWING AGENT SHALL AGREE IN WRITING TO ANOTHER MANNER OF DISBURSEMENT. UPON THE LENDER'S REQUEST, THE BORROWING AGENT SHALL PROMPTLY CONFIRM EACH TELEPHONIC REQUEST FOR AN ADVANCE BY EXECUTING AND DELIVERING AN APPROPRIATE CONFIRMATION CERTIFICATE TO THE LENDER. THE BORROWERS SHALL BE OBLIGATED TO REPAY ALL ADVANCES EVEN IF THE LENDER DOES NOT RECEIVE SUCH CONFIRMATION AND EVEN IF THE PERSON REQUESTING AN ADVANCE WAS NOT IN FACT AUTHORIZED TO DO SO. ANY REQUEST FOR AN ADVANCE, WHETHER WRITTEN OR TELEPHONIC, SHALL BE DEEMED TO BE A REPRESENTATION BY THE BORROWERS THAT THE CONDITIONS SET FORTH IN ARTICLE IV HAVE BEEN SATISFIED AS OF THE TIME OF THE REQUEST. REQUESTS FOR ADVANCES SHALL BE MADE SOLELY BY THE BORROWING AGENT.

                              The Borrowing Agent.

EACH BORROWER HEREBY IRREVOCABLY DESIGNATES UNIVERSAL AS ITS ATTORNEY-IN-FACT AND BORROWING AGENT (THE "BORROWING AGENT"), AND IN SUCH CAPACITY TO REQUEST BORROWINGS OF ADVANCES AND TO SIGN, EXECUTE AND DELIVER ALL INSTRUMENTS, DOCUMENTS, WRITINGS AND FURTHER ASSURANCES NOW OR HEREAFTER REQUIRED HEREUNDER, ON BEHALF OF SUCH BORROWER, AND HEREBY AUTHORIZES THE LENDER TO DISBURSE ALL ADVANCES IN ACCORDANCE WITH THE REQUESTS OF THE BORROWING AGENT.
THE HANDLING OF THE ADVANCES PURSUANT TO THIS AGREEMENT AS A CO-BORROWING FINANCING ARRANGEMENT, WITH UNIVERSAL ACTING AS THE BORROWING AGENT IN THE MANNER HEREIN SET FORTH, IS MADE SOLELY AS AN ACCOMMODATION TO THE BORROWERS AND AT THEIR REQUEST, AND THE LENDER SHALL NOT INCUR ANY LIABILITY TO THE BORROWERS AS A RESULT THEREOF. IN ORDER TO INDUCE THE LENDER TO DO SO, AND IN CONSIDERATION THEREOF, EACH BORROWER HEREBY INDEMNIFIES AND HOLDS HARMLESS THE LENDER FROM ANY AND ALL LIABILITIES, EXPENSES, LOSSES, DAMAGES AND OTHER CLAIMS OF DAMAGE OR INJURY (COLLECTIVELY "LOSSES") ASSERTED AGAINST THE LENDER BY ANY PERSON ARISING FROM OR INCURRED BY REASON OF THE CO-BORROWING FINANCING ARRANGEMENT OF THE BORROWERS AND THE BORROWING AGENT AS PROVIDED HEREIN, RELIANCE BY THE LENDER ON ANY REQUEST OR INSTRUCTION FROM THE BORROWING AGENT OR ANY OTHER ACTION TAKEN BY THE LENDER PURSUANT TO SECTION 2.1 OR THIS SECTION 2.2, OTHER THAN LOSSES ARISING FROM THE LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Reduction of Structural Sublimit; Mandatory Prepayment of Structural Sublimit Advances. The Borrowers jointly and severally agree that they shall, as soon as practicable after the end of each fiscal year, beginning with the fiscal year ending on or about December 31, 2004, and in any event no later than ninety (90) days after the end of each fiscal year, prepay the aggregate principal balance of all Structural Sublimit Advances then outstanding in an amount equal to the lesser of (i) the amount of such balance and (ii) the applicable percentage, as hereinafter defined, of Net Cash Flow for such fiscal year (such lesser amount, the "mandatory prepayment amount"). The amount of the Structural Sublimit shall automatically and permanently reduce by an amount equal to the mandatory prepayment amount, as and when the mandatory prepayment amount becomes due and payable, until the amount of the Structural Sublimit shall be reduced to zero (-0-). Once a Structural Sublimit Advance is repaid pursuant to the terms of this Section 2.3, it may not be re-borrowed. As used herein, the term "applicable percentage" shall mean 30% with respect to the fiscal year ending on or about December 31, 2004, and 50% with respect to each fiscal year thereafter.

Revolving Note. All Advances made by the Lender under this Article II shall be evidenced by and repayable with interest in accordance with the Revolving Note. The principal of the Revolving Note shall be due and payable on the Termination Date, and shall bear interest as provided herein. Increased Costs; Capital Adequacy. If the Lender determines at any time that its Return has been reduced as a result of any Rule Change, or if the Lender has been notified by any other Related Lender that such Related Lender's Return has been reduced as a result of any Rule Change, the Lender may so notify the Borrowing Agent and require the Borrowers, beginning fifteen (15) days after such notice, to pay it the amount necessary to restore its and/or such other Related Lender's Return to what it would have been had there been no Rule Change. For purposes of this Section 2.5. "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit. "Reserve Rule" means Regulation D of the Board of Governors of the Federal Reserve System and any other law, rule, regulation, guideline, directive, requirement or request regarding (A) taxes, duties or other charges or exemptions with respect to Advances, and (B) reserves imposed by the Board of Governors of the Federal Reserve System, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Related Lender, and any other condition affecting the Lender's making, maintaining or funding of Advances, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. "L/C Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including those that impose taxes, duties or other similar charges, or mandate reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit. "Related Lender" includes (but is not limited to) the Lender, any parent of the Lender, any assignee of any interest of the Lender hereunder and any participant in the Credit Facility. "Return", for any period, means the percentage determined by dividing (i) the sum of interest and ongoing fees earned by the Lender under this Agreement during such period, by (ii) the average capital and reserves the Lender is required to maintain during such period as a result of its being a party to this Agreement, as determined by the Lender based upon its total capital and reserve requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules, L/C Rules and Reserve Rules then in effect, costs of issuing or maintaining any Advance or Letter of Credit and amounts received or receivable under this Agreement or the Notes with respect to any Advance or Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement. "Rule Change" means any change in any Capital Adequacy Rule, L/C Rule or Reserve Rule occurring after the date of this Agreement, or any change in the interpretation or administration thereof by any governmental or regulatory authority, but the term does not include any changes that at the Funding Date are scheduled to take place under the existing Capital Adequacy Rules, L/C Rules or Reserve Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of such Related Lender's financial condition.

The initial notice sent by the Lender shall be sent as promptly as practicable after the Lender learns that its and/or any other Related Lender's Return has been reduced, shall include a demand for payment of the amount necessary to restore the Lender's and/or such other Related Lender's Return for the quarter in which the notice is sent, and shall state in reasonable detail the cause for the reduction in its and/or such other Related Lender's Return and its and/or such other Related Lender's calculation of the amount of such reduction. Thereafter, the Lender may send a new notice during each calendar quarter setting forth the calculation of the reduced Return for that quarter and including a demand for payment of the amount necessary to restore its and/or any other Related Lender's Return for that quarter. The Lender's calculation in any such notice shall be conclusive and binding absent demonstrable error.

Obligations Absolute. The obligations of the Borrowers arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever. Interest; Default Interest; Usury. Interest accruing on the Advances shall be due and payable in arrears on the first day of each calendar month.

INTEREST. EXCEPT AS SET FORTH IN PARAGRAPHS (B) AND (C) BELOW, THE OUTSTANDING PRINCIPAL BALANCE OF THE ADVANCES SHALL BEAR INTEREST AT THE FLOATING RATE. DEFAULT INTEREST RATE. AT ANY TIME DURING ANY DEFAULT PERIOD, IN THE LENDER'S SOLE DISCRETION AND WITHOUT WAIVING ANY OF ITS OTHER RIGHTS AND REMEDIES, THE PRINCIPAL OF THE ADVANCES OUTSTANDING FROM TIME TO TIME SHALL BEAR INTEREST AT THE DEFAULT RATE, EFFECTIVE FOR ANY PERIODS DESIGNATED BY THE LENDER FROM TIME TO TIME DURING THAT DEFAULT PERIOD.

USURY. IN NO EVENT SHALL THE AGGREGATE INTEREST PAYABLE EXCEED THE MAXIMUM RATE PERMITTED UNDER ANY APPLICABLE LAW OR REGULATION, AS IN EFFECT FROM TIME TO TIME (THE "MAXIMUM LEGAL RATE") AND IF ANY PROVISION OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IS IN CONTRAVENTION OF ANY SUCH LAW OR REGULATION, INTEREST PAYABLE UNDER THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE COMPUTED ON THE BASIS OF THE MAXIMUM LEGAL RATE (SO THAT SUCH INTEREST WILL NOT EXCEED THE MAXIMUM LEGAL RATE) AND ONCE THE AMOUNT OF INTEREST PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS IS LESS THAN THE MAXIMUM LEGAL RATE, THE LENDER SHALL NOT REDUCE INTEREST PAYABLE HEREUNDER OR UNDER ANY LOAN DOCUMENT BELOW THE AMOUNT COMPUTED BASED UPON THE MAXIMUM LEGAL RATE UNTIL THE AGGREGATE AMOUNT OF INTEREST PAID EQUALS THE AMOUNT OF INTEREST WHICH WOULD HAVE BEEN PAYABLE IF THE MAXIMUM LEGAL RATE HAD NOT BEEN IMPOSED.

                                      Fees.
CLOSING FEE. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY THE LENDER A NON-REFUNDABLE CLOSING FEE IN THE AMOUNT OF $75,000, WHICH FEE SHALL BE FULLY EARNED ON AND PAID IN FULL THE CLOSING DATE. COLLATERAL MONITORING FEES. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY THE LENDER A MONTHLY COLLATERAL MONITORING FEE OF $1,000 PER MONTH. SUCH FEE SHALL BE PAYABLE AND CHARGED TO THE BORROWERS' ACCOUNTS ON THE FIRST DAY OF EACH MONTH WITH RESPECT TO THE PRIOR MONTH. UNUSED LINE FEE. IN THE EVENT THE AVERAGE CLOSING DAILY UNPAID AGGREGATE BALANCE OF ALL ADVANCES HEREUNDER DURING ANY CALENDAR MONTH IS LESS THAN THE MAXIMUM LINE, THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY TO THE LENDER A FEE AT A RATE PER ANNUM EQUAL TO ONE-QUARTER OF ONE PERCENT (1/4 OF 1%) ON THE AMOUNT BY WHICH THE MAXIMUM LINE EXCEEDS SUCH AVERAGE DAILY UNPAID AGGREGATE BALANCE. SUCH FEE SHALL BE PAYABLE AND CHARGED TO THE BORROWERS' ACCOUNTS ON THE FIRST DAY OF EACH MONTH WITH RESPECT TO THE PRIOR MONTH. IN THE EVENT THAT THE CREDIT FACILITY IS TERMINATED ON ANY DAY OTHER THAN THE FIRST DAY OF A MONTH, THE UNUSED LINE FEE FOR THE MONTH IN WHICH THE CREDIT FACILITY IS TERMINATED

SHALL BE CALCULATED FOR THE PORTION OF THAT MONTH WHICH ELAPSED PRIOR TO TERMINATION AND SHALL BE PAYABLE ON THE TERMINATION DATE. COLLATERAL EXAMINATION FEES. UPON THE LENDER'S PERFORMANCE OF ANY COLLATERAL EXAMINATION AND/OR VERIFICATION, INCLUDING, WITHOUT LIMITATION, AUDITS OR INSPECTIONS, THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY THE LENDER, ON DEMAND, FEES IN CONNECTION WITH ANY AUDITS OR INSPECTIONS CONDUCTED BY THE LENDER OF ANY COLLATERAL OR ANY BORROWER'S OPERATIONS OR BUSINESS AT THE RATES ESTABLISHED FROM TIME TO TIME BY THE LENDER (WHICH FEES ARE CURRENTLY EIGHT HUNDRED FIFTY DOLLARS ($850) PER DAY, PER PERSON) FOR EACH PERSON EMPLOYED TO PERFORM SUCH MONITORING, TOGETHER WITH ALL ACTUAL OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONDUCTING ANY SUCH AUDIT OR INSPECTION, PROVIDED, HOWEVER, THAT IN NO EVENT SHALL THE BORROWERS BE OBLIGATED TO PAY TO THE LENDER MORE THAN $22,000 (INCLUSIVE OF ALL FEES, OUT-OF-POCKET COSTS AND EXPENSES) IN CONNECTION WITH ANY REFERENCED AUDIT OR EXAMINATION, UNLESS SUCH AUDIT OR EXAMINATION TAKES PLACE DURING A DEFAULT PERIOD, IN WHICH CASE, NO SUCH LIMITATION SHALL APPLY. WIRE TRANSFER FEE. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY TO THE LENDER A FEE IN THE AMOUNT ESTABLISHED FROM TIME TO TIME BY THE LENDER FOR EACH WIRE TRANSFER INITIATED BY OR FOR THE ACCOUNT OF ANY BORROWER. CSI FEES. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY THE LENDER ALL FEES CHARGED TO THE LENDER BY COLLATERAL SERVICES, INC. IN CONNECTION WITH THE ANALYSIS OF THE ACCOUNTS. SUCH FEES ARE CURRENTLY $300 PER MONTH. LETTER OF CREDIT FEES. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY TO THE LENDER A FEE WITH RESPECT TO EACH LETTER OF CREDIT, IF ANY, ACCRUING ON A DAILY BASIS AND COMPUTED AT THE ANNUAL RATE OF TWO PERCENT (2.0%) OF THE AGGREGATE AMOUNT THAT MAY THEN BE DRAWN UNDER IT ASSUMING COMPLIANCE WITH ALL CONDITIONS FOR DRAWING (THE "AGGREGATE FACE AMOUNT"), FROM AND INCLUDING THE DATE OF ISSUANCE OF SUCH LETTER OF CREDIT UNTIL SUCH DATE AS SUCH LETTER OF CREDIT SHALL TERMINATE BY ITS TERMS OR BE RETURNED TO THE LENDER, DUE AND PAYABLE MONTHLY IN ARREARS ON THE FIRST DAY OF EACH MONTH AND ON THE TERMINATION DATE; PROVIDED, HOWEVER, THAT DURING DEFAULT PERIODS, IN THE LENDER'S SOLE DISCRETION AND WITHOUT WAIVING ANY OF ITS OTHER RIGHTS AND REMEDIES, SUCH FEE SHALL INCREASE TO FIVE PERCENT (5.0%) OF THE AGGREGATE FACE AMOUNT. THE FOREGOING FEE SHALL BE IN ADDITION TO ANY AND ALL FEES, COMMISSIONS AND CHARGES OF THE ISSUER WITH RESPECT TO OR IN CONNECTION WITH SUCH LETTER OF CREDIT. LETTER OF CREDIT ADMINISTRATIVE FEES. THE BORROWERS JOINTLY AND SEVERALLY AGREE TO PAY TO THE LENDER, ON WRITTEN DEMAND, THE ADMINISTRATIVE FEES CHARGED BY THE ISSUER IN CONNECTION WITH THE HONORING OF DRAFTS UNDER ANY LETTER OF CREDIT, AMENDMENTS THERETO, TRANSFERS THEREOF AND ALL OTHER ACTIVITY WITH RESPECT TO THE LETTERS OF CREDIT AT THE THEN-CURRENT RATES PUBLISHED BY THE ISSUER FOR SUCH SERVICES RENDERED ON BEHALF OF CUSTOMERS OF THE ISSUER GENERALLY.

Computation of Interest and Fees; When Interest Due and Payable. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest shall be payable in arrears on the first day of each month and on the Termination Date. Appraisals; Lender's Discretion The Lender may at any time during the pendency of a Default Period, in the exercise of its commercially reasonable discretion, obtain an updated appraisal of the Inventory, such appraisal to be performed at the expense of the Borrowers by an appraisal firm acceptable to the Lender. Each Borrower acknowledges that the exercise of the Lender's discretionary rights hereunder with respect to the establishment of, and revision of, advance rates, loan sublimits, reserves and standards of eligibility, may result in one or more increases or decreases in the advance percentages used in determining the Borrowing Base and each Borrower hereby consents to any such increases or decreases which may limit or restrict advances requested by such Borrower. Prepayment; Termination of Credit Facility by the Borrowers; Termination Fees. Except as otherwise provided herein, the Borrowers may terminate the Credit Facility or prepay the Advances in whole at any time or from time to time in part and, subject to (a) payment and performance of all Obligations and termination of the Credit Facility and (b) Section 3.10 below, the Lender shall release or terminate its Lien on the Collateral.

TERMINATION BY THE BORROWERS. UPON TERMINATION OF THE CREDIT FACILITY ON THE MATURITY DATE, THE BORROWERS SHALL PROVIDE THE LENDER WITH AN EXECUTED RELEASE, IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDER, OF ANY AND ALL CLAIMS WHICH EACH BORROWER MAY HAVE OR THEREAFTER HAVE UNDER THIS AGREEMENT, ANY LOAN DOCUMENT OR OTHERWISE. THE BORROWERS MAY TERMINATE THE CREDIT FACILITY AT ANY TIME BY: (I) GIVING AT LEAST THIRTY (30) DAYS' PRIOR WRITTEN NOTICE TO THE LENDER OF THEIR INTENTION TO TERMINATE THE CREDIT FACILITY; (II) PAYING THE LENDER TERMINATION FEES IN ACCORDANCE WITH SUBSECTION (B) BELOW IF THE BORROWERS TERMINATE THE CREDIT FACILITY EFFECTIVE AS OF ANY DATE OTHER THAN THE MATURITY DATE; AND (III) PROVIDING THE LENDER WITH AN EXECUTED RELEASE IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDER, OF ANY AND ALL CLAIMS WHICH EACH BORROWER MAY HAVE OR THEREAFTER HAVE UNDER THIS AGREEMENT, ANY LOAN DOCUMENT OR OTHERWISE.
TERMINATION FEE. IF THE BORROWERS DESIRE TO TERMINATE THE CREDIT FACILITY AS OF ANY DATE OTHER THAN THE MATURITY DATE, THEY SHALL PAY TO THE LENDER A PREMIUM IN AN AMOUNT EQUAL TO A PERCENTAGE OF THE MAXIMUM LINE AS FOLLOWS: (I) THREE PERCENT (3.0%) IF THE TERMINATION OCCURS ON OR BEFORE THE FIRST ANNIVERSARY OF THE CLOSING DATE; (II) TWO PERCENT (2.0%) IF THE TERMINATION OCCURS AFTER THE FIRST ANNIVERSARY OF THE CLOSING DATE AND ON OR BEFORE THE SECOND ANNIVERSARY OF THE CLOSING DATE; (III) ONE PERCENT (1.0%) IF THE TERMINATION OCCURS AFTER THE SECOND ANNIVERSARY OF THE CLOSING DATE AND ON OR BEFORE THE THIRD ANNIVERSARY OF THE CLOSING DATE; AND (IV) $50,000 IF THE TERMINATION OCCURS AFTER THE THIRD ANNIVERSARY OF THE CLOSING DATE BUT BEFORE THE APPLICABLE MATURITY DATE. TERMINATION BY THE LENDER. IN THE EVENT THAT THE CREDIT FACILITY IS TERMINATED BY THE LENDER AS A RESULT OF THE OCCURRENCE OF AN EVENT OF DEFAULT, THE BORROWERS SHALL PAY TO THE LENDER ON THE EFFECTIVE DATE OF SUCH TERMINATION, IN ADDITION TO ANY OTHER PAYMENTS THE BORROWERS ARE REQUIRED TO MAKE HEREUNDER, A TERMINATION PREMIUM IN AN AMOUNT EQUAL TO A PERCENTAGE OF THE MAXIMUM CREDIT FACILITY AS FOLLOWS: (I) THREE PERCENT (3.0%) IF THE TERMINATION OCCURS ON OR BEFORE THE FIRST ANNIVERSARY OF THE CLOSING DATE; (II) TWO PERCENT (2.0%) IF THE TERMINATION OCCURS AFTER THE FIRST ANNIVERSARY OF THE CLOSING DATE AND ON OR BEFORE THE SECOND ANNIVERSARY OF THE CLOSING DATE; (III) ONE PERCENT (1.0%) IF THE TERMINATION OCCURS AFTER THE SECOND ANNIVERSARY OF THE CLOSING DATE AND ON OR BEFORE THE THIRD ANNIVERSARY OF THE CLOSING DATE; AND (IV) $50,000 IF THE TERMINATION OCCURS AFTER THE THIRD ANNIVERSARY OF THE CLOSING DATE BUT BEFORE THE APPLICABLE MATURITY DATE.

Mandatory Prepayments. Without notice or demand, if the outstanding principal balance of the Advances made to any Borrower, plus the L/C Amount allocable to such Borrower, shall at any time exceed such Borrower's Borrowing Base, the Borrowers shall immediately repay the Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section
2.12 or under Section 2.11 may be applied to the Advances, including interest thereon and any fees, commissions, costs and expenses hereunder and under the other Loan Documents, in such order and in such amounts as the Lender, in its discretion, may from time to time determine. In furtherance and not in limitation of Section 2.3, the Borrowers jointly and severally agree to permanently pre-pay the aggregate principal balance of the Structural Sublimit Advances (i) on the first day of each month, by an amount equal to $83,333.33, and (ii) after the end of each fiscal year by an amount calculated in accordance with Section 2.3. Payments. Any payments of principal, interest, fees or any other amounts payable hereunder or under any other Loan Document shall be made to the Lender prior to 12:00 noon New York time on the due date thereof in immediately available funds. All payments to the Lender shall be made in immediately available funds. For purposes of determining the balance of the Advances outstanding, the Lender will credit (conditional upon final collection) all such payments to the account of the Borrowers upon receipt by the Lender of good funds in dollars of the United States of America in the Lender's account, provided, however, for purposes of computing interest on the Obligations, the Lender will credit (conditional upon final collection) all such payments to the Borrowers' account three (3) Banking Days after receipt by Lender of such immediately available funds in dollars of the United States of America in the Lender's account. Any amount received by the Lender after 12:00 noon New York time on any Banking Day shall be deemed received on the next Banking Day. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrowers hereby authorize the Lender, in its discretion at any time or from time to time, without the request of any Borrower or the Borrowing Agent and even if the conditions set forth in
Section 4.2 would not be satisfied, to make an Advance in an amount equal to the portion of the Obligations from time to time due and payable. Any sums expended by the Lender due to the failure of any Borrower to perform or comply with its obligations under this Agreement or any other Loan Document, including, but not limited to the payment of taxes, Liens, insurance premiums or leasehold obligations, shall be charged to the account of the Borrowers as an Advance and added to the Obligations; provided, that the Lender shall have no obligation to make any such payment and shall not by so doing be deemed to have assumed any obligation or liability of any Borrower. Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be. Use of Proceeds. The Borrowers shall use the proceeds of Advances and each Letter of Credit (a) to pay in full all indebtedness, obligations and liabilities owing by any of them to LaSalle Bank, National Association on the Closing Date and (b) for ordinary working capital purposes. In no event shall the proceeds of Advances be used to pay any principal or interest on any Subordinated Debt, except for payments made in accordance with Section 7.5(a). Liability Records. The Lender may maintain from time to time, at its discretion, liability records as to any and all Advances made or repaid, and interest accrued or paid under this Agreement. All entries made in any such record shall be presumed correct until the Borrowers establish the contrary. On demand by the Lender, the Borrowers will admit and certify in writing the exact principal balance that the Borrowers then assert to be outstanding to the Lender for Advances under this Agreement. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless written notice of exception is given to the Lender by the Borrowers within thirty (30) days after the date each such statement or account is rendered to the Borrowers specifying the item or items to which objection is made. Letters of Credit. THE LENDER MAY, IN ITS SOLE DISCRETION, UPON ANY REQUEST BY THE BORROWING AGENT THEREFOR, CAUSE AN ISSUER TO ISSUE, FROM THE CLOSING DATE TO THE TERMINATION DATE, ONE OR MORE IRREVOCABLE STANDBY OR DOCUMENTARY LETTERS OF CREDIT (EACH, A "LETTER OF CREDIT") FOR EACH BORROWER'S ACCOUNT BY GUARANTEEING PAYMENT OF SUCH BORROWER'S OBLIGATIONS OR BEING A CO-APPLICANT. THE LENDER SHALL NOT CONSIDER REQUESTS TO CAUSE AN ISSUER TO ISSUE ANY LETTER OF CREDIT IF THE FACE AMOUNT OF THE LETTER OF CREDIT TO BE ISSUED WOULD EXCEED THE LESSER OF: $500,000, MINUS the L/C Amount, or ----- the amount of the Borrowing Base (calculated without giving effect to clause (vi) thereof), MINUS all then outstanding and unpaid Advances, MINUS the L/C Amount then outstanding. Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the applicable Borrower, or the Borrowing Agent as such Borrower's agent and attorney-in-fact, and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

NO LETTER OF CREDIT SHALL BE ISSUED WITH AN EXPIRY DATE OCCURRING AFTER THE EARLIER OF (I) THE DATE ONE YEAR AFTER THE DATE OF ISSUANCE OF SUCH LETTER OF CREDIT AND (II) THE MATURITY DATE. ANY REQUEST TO CAUSE AN ISSUER TO ISSUE A LETTER OF CREDIT SHALL BE DEEMED TO BE A REPRESENTATION BY THE BORROWERS THAT THE CONDITIONS SET FORTH IN SECTION 4.2 HAVE BEEN SATISFIED AS OF THE DATE OF THE REQUEST AND THE DATE OF ISSUANCE OF THE LETTER OF CREDIT. Special Account. If the Credit Facility is terminated for any reason while any Letter of Credit is outstanding, the Borrowers shall thereupon pay the Lender in immediately available funds for deposit in a segregated account established by the Lender (the "Special Account") an amount equal to 110% of the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Lender may apply amounts on deposit in the Special Account at any time or from time to time to the Obligations in the Lender's sole discretion. No Borrower may withdraw any amounts on deposit in the Special Account as long asthe Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrowing Agent when the Lender is required to release its security interest in the Special Account under applicable law. Payment of Amounts Drawn Under Letters of Credit; Reinbursement Obligation. Each Borrower acknowledges that the Lender, as co-applicant, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrowers shall pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

THE BORROWERS SHALL PAY TO THE LENDER ON THE DAY A DRAFT IS HONORED UNDER ANY LETTER OF CREDIT A SUM EQUAL TO ALL AMOUNTS DRAWN UNDER SUCH LETTER OF CREDIT PLUS ANY AND ALL REASONABLE CHARGES AND EXPENSES THAT THE ISSUER OR THE LENDER MAY PAY OR INCUR RELATIVE TO SUCH DRAW AND THE APPLICABLE L/C APPLICATION, PLUS INTEREST ON ALL SUCH AMOUNTS, CHARGES AND EXPENSES AS SET FORTH BELOW (THE BORROWERS' OBLIGATION TO PAY ALL SUCH AMOUNTS WITH RESPECT TO ALL DRAWN LETTERS OF CREDIT IS HEREIN COLLECTIVELY REFERRED TO AS THE "REIMBURSEMENT OBLIGATION"). WHENEVER A DRAFT IS SUBMITTED UNDER A LETTER OF CREDIT, EACH BORROWER AUTHORIZES THE LENDER TO MAKE AN ADVANCE IN THE AMOUNT OF THE REIMBURSEMENT OBLIGATION AND TO APPLY THE PROCEEDS OF SUCH ADVANCE THERETO. SUCH ADVANCE SHALL BE REPAYABLE IN ACCORDANCE WITH AND BE TREATED IN ALL OTHER RESPECTS AS AN ADVANCE HEREUNDER. IF A DRAFT IS SUBMITTED UNDER A LETTER OF CREDIT WHEN THE BORROWERS ARE UNABLE, BECAUSE A DEFAULT PERIOD EXISTS OR FOR ANY OTHER REASON, TO OBTAIN AN ADVANCE TO PAY THE REIMBURSEMENT OBLIGATION, THE BORROWERS SHALL PAY TO THE LENDER ON DEMAND AND IN IMMEDIATELY AVAILABLE FUNDS, THE AMOUNT OF THE REIMBURSEMENT OBLIGATION TOGETHER WITH INTEREST, ACCRUED FROM THE DATE OF THE DRAFT UNTIL PAYMENT IN FULL AT THE DEFAULT RATE. NOTWITHSTANDING ANY BORROWER'S INABILITY TO OBTAIN AN ADVANCE FOR ANY REASON, THE LENDER IS IRREVOCABLY AUTHORIZED, IN ITS SOLE DISCRETION, TO MAKE AN ADVANCE IN AN AMOUNT SUFFICIENT TO DISCHARGE THE REIMBURSEMENT OBLIGATION AND ALL ACCRUED BUT UNPAID INTEREST THEREON.
THE BORROWERS' OBLIGATION TO PAY ANY ADVANCE MADE UNDER THIS SECTION 2.19 SHALL BE JOINT AND SEVERAL, SHALL BE EVIDENCED BY THE REVOLVING NOTE AND SHALL BEAR INTEREST AS PROVIDED IN SECTION 2.7.

Obligations Absolute. Each Borrower's obligations arising under Section 2.19 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.19, under all circumstances whatsoever, including (without limitation) the following circumstances: ANY LACK OF VALIDITY OR ENFORCEABILITY OF ANY LETTER OF CREDIT OR ANY OTHER AGREEMENT OR INSTRUMENT RELATING TO ANY LETTER OF CREDIT (COLLECTIVELY THE "RELATED DOCUMENTS"); ANY AMENDMENT OR WAIVER OF OR ANY CONSENT TO DEPARTURE FROM ALL OR ANY OF THE RELATED DOCUMENTS; THE EXISTENCE OF ANY CLAIM, SETOFF, DEFENSE OR OTHER RIGHT WHICH ANY BORROWER MAY HAVE AT ANY TIME, AGAINST ANY BENEFICIARY OR ANY TRANSFEREE OF ANY LETTER OF CREDIT (OR ANY PERSONS OR ENTITIES FOR WHOM ANY SUCH BENEFICIARY OR ANY SUCH TRANSFEREE MAY BE ACTING), OR OTHER PERSON OR ENTITY, WHETHER IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE RELATED DOCUMENTS OR ANY UNRELATED TRANSACTIONS; ANY STATEMENT OR ANY OTHER DOCUMENT PRESENTED UNDER ANY LETTER OF CREDIT PROVING TO BE FORGED, FRAUDULENT, INVALID OR INSUFFICIENT IN ANY RESPECT OR ANY STATEMENT THEREIN BEING UNTRUE OR INACCURATE IN ANY RESPECT WHATSOEVER; PAYMENT BY OR ON BEHALF OF THE ISSUER UNDER ANY LETTER OF CREDIT AGAINST PRESENTATION OF A DRAFT OR CERTIFICATE WHICH DOES NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT; OR ANY OTHER CIRCUMSTANCE OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

                             Lien; Occupancy; Setoff
Grant of Lien. Each Borrower hereby pledges, assigns and grants to the Lender a security interest in and a Lien upon all of the Collateral, as security for the payment and performance of the Obligations. Each Borrower acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code (1999 Official Text), the defined term Collateral covers all assets of such Borrower. The Lender may at any time and from time to time file, pursuant to the provisions of Section 3.9, financing and continuation statements and amendments thereto reflecting the same. Notification of Account Debtors and Other Obligors. With respect to each Account, the Lender may at any time (whether or not a Default Period then exists) notify the related account debtor or other Person obligated to pay the amount due thereunder that the right to payment thereof has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The applicable Borrower will join in giving such notice if the Lender so requests. At any time after such Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in such Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor. At any time after an Event of Default has occurred and is continuing, the Lender may, as such Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of such Borrower's mail to any address designated by the Lender, otherwise intercept such Borrower's mail, and receive, open and dispose of such Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for such Borrower's account or forwarding such mail to such Borrower's last known address. Assignment of Insurance. As additional security for the payment and performance of the Obligations, each Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of such Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and such Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in such Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.
                                   Occupancy.

EACH BORROWER HEREBY IRREVOCABLY GRANTS TO THE LENDER THE RIGHT TO TAKE POSSESSION OF THE PREMISES AT ANY TIME DURING A DEFAULT PERIOD. THE LENDER MAY USE THE PREMISES ONLY TO HOLD, PROCESS, MANUFACTURE, SELL, USE, STORE, LIQUIDATE, REALIZE UPON OR OTHERWISE DISPOSE OF GOODS THAT ARE COLLATERAL AND FOR OTHER PURPOSES THAT THE LENDER MAY IN GOOD FAITH DEEM TO BE RELATED OR INCIDENTAL PURPOSES. THE LENDER'S RIGHT TO HOLD THE PREMISES SHALL CEASE AND TERMINATE UPON THE EARLIER OF (I) PAYMENT IN FULL AND DISCHARGE OF ALL OBLIGATIONS AND TERMINATION OF THE CREDIT FACILITY AND (II) FINAL SALE OR DISPOSITION OF ALL GOODS CONSTITUTING COLLATERAL AND DELIVERY OF ALL SUCH GOODS TO PURCHASERS.
THE LENDER SHALL NOT BE OBLIGATED TO PAY OR ACCOUNT FOR ANY RENT OR OTHER COMPENSATION FOR THE POSSESSION, OCCUPANCY OR USE OF ANY OF THE PREMISES; PROVIDED, HOWEVER, THAT IF THE LENDER DOES PAY OR ACCOUNT FOR ANY RENT OR OTHER COMPENSATION FOR THE POSSESSION, OCCUPANCY OR USE OF ANY OF THE PREMISES, SUCH BORROWER SHALL REIMBURSE THE LENDER PROMPTLY FOR THE FULL AMOUNT THEREOF. IN ADDITION, SUCH BORROWER WILL PAY, OR REIMBURSE THE LENDER FOR, ALL TAXES, FEES, DUTIES, IMPOSTS, CHARGES AND EXPENSES AT ANY TIME INCURRED BY OR IMPOSED UPON THE LENDER BY REASON OF THE EXECUTION, DELIVERY, EXISTENCE, RECORDATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR THE PROVISIONS OF THIS SECTION 3.4.

Lien in Collateral Account. Each Borrower hereby pledges, and grants to the Lender a security interest in and Lien upon, all funds held in the Collateral Account from time to time and all proceeds thereof, as security for the payment of all present and future

                                  Obligations.

License. Each Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of such Borrower for the sole purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period. Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by a Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests and Liens granted hereby. For this purpose, the following information is set forth: Name and address of Colonial:

                         Colonial Commercial Corp.
                         120 New South Road
                         Hicksville, New York 11801
                         Federal Tax Identification No. 11-2037182

                         Name and address of American:

                         American/Universal Supply Group, Inc.
                         275 Wagaraw Road
                         Hawthorne, New Jersey 07506
                         Federal Tax Identification No. 11-1661494

                         Name and address of RAL:

                         The RAL Supply Group, Inc.
                         275 Wagaraw Road
                         Hawthorne, New Jersey 07506
                         Federal Tax Identification No. 20-0207168

                         Name and address of Universal:

                         Universal Supply Group, Inc.
                         275 Wagaraw Road
                         Hawthorne, New Jersey 07506
                         Federal Tax Identification No. 11-3391045

                         Name and address of the Lender:

                         Wells Fargo  Business Credit, Inc.
                         119 West 40th Street
                         New York, New York 10018
                         Federal Tax Identification No. 41-1237652

Setoff. Each Borrower agrees that the Lender may at any time or from time to time, at its sole discretion (which discretion shall be exercised in a commercially reasonable manner) and without demand and without notice to any Person, setoff any liability owed to such Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to such Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to such Borrower the amount of such participating interest. Power of Attorney. Each Borrower hereby appoints the Lender or any other Person whom the Lender may designate as such Borrower's attorney, with power to: (i) endorse such Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession; (ii) sign such Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against customers, schedules and assignments of Receivables, notices of assignment, financing statements and other public records, verifications or account and notices to or from customers; (iii) verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors; (iv) execute customs declarations and such other documents as may be required to clear Inventory through customs; and (v) do all things necessary to carry out this Agreement, any other Loan Documents and all related documents. Such Borrower hereby ratifies and approves all acts of the attorney. Neither the Lender nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for those acts, omissions, judgments or mistakes of the Lender or the attorney, as the case may be, that have been determined in the final, non-appealable judgment of any court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of the Lender or the attorney, as the case may be. This power, being coupled with an interest, is irrevocable so long as any Receivable which is assigned to the Lender or in which the Lender has a security interest remains unpaid and until all Obligations have been fully paid and satisfied and the Credit Facility has been terminated. Termination of Lien. The Liens and rights granted to the Lender hereunder and under any other Loan Documents and the financing statements filed in connection herewith or therewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that any Borrower's account may from time to time be temporarily in a zero or credit position, until (a) all of the Obligations of each Borrower have been paid or performed in full after the termination of this Agreement or the Borrowers have furnished the Lender with an indemnification satisfactory to the Lender with respect thereto and (b) each Borrower has executed a release of any and all claims which such Borrower may have or thereafter have under this Agreement or any other Loan Documents. Accordingly, each Borrower waives any rights which it may have under the UCC to demand the filing of termination statements with respect to the Collateral, and the Lender shall not be required to send such termination statements to such Borrower, or to file them with any filing office, unless and until all Loan Documents shall have been terminated in accordance with their respective terms and all Obligations paid in full in immediately available funds.

Conditions of Willingness to Consider Lending Conditions Precedent to the Lender's Willingness to Consider Making the Initial Advance, or Cause the Issuance of the Initial Letter of Credit. The Lender's willingness to consider making the initial Advance or to cause the initial Letter of Credit to be issued hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the
Lender:

THIS AGREEMENT, DULY EXECUTED AND DELIVERED BY EACH BORROWER.
THE REVOLVING NOTE DULY EXECUTED AND DELIVERED BY EACH BORROWER.
A GUARANTY MADE BY EACH BORROWER AND COLONIAL IN FAVOR OF THE LENDER, PURSUANT TO WHICH EACH SUCH BORROWER, AND COLONIAL, GUARANTEES THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS OF, IN THE CASE OF COLONIAL, ALL BORROWERS, AND IN THE CASE OF EACH BORROWER IN ITS CAPACITY AS A GUARANTOR, THE OTHER BORROWERS.
TRUE AND CORRECT COPIES OF ALL LEASES PURSUANT TO WHICH ANY BORROWER IS LEASING ANY OF THE PREMISES, TOGETHER WITH A LANDLORD'S WAIVER AND CONSENT WITH RESPECT TO EACH SUCH LEASE. TRUE AND CORRECT COPIES OF ANY AND ALL MORTGAGES PURSUANT TO WHICH ANY BORROWER HAS MORTGAGED ANY OF THE PREMISES, TOGETHER WITH A MORTGAGEE'S DISCLAIMER AND CONSENT WITH RESPECT TO EACH SUCH MORTGAGE.
AN ACKNOWLEDGMENT AND WAIVER OF LIENS FROM EACH WAREHOUSE IN WHICH EACH BORROWER IS STORING INVENTORY.
TRUE AND CORRECT COPIES OF ANY AND ALL AGREEMENTS PURSUANT TO WHICH EACH BORROWER'S PROPERTY IS IN THE POSSESSION OF ANY PERSON OTHER THAN SUCH BORROWER TOGETHER WITH, (I) AN ACKNOWLEDGMENT AND WAIVER OF LIENS FROM EACH BAILEE, PROCESSOR AND SUBCONTRACTOR WHO HAS POSSESSION OF SUCH BORROWER'S GOODS FROM TIME TO TIME, (II) UCC FINANCING STATEMENTS SUFFICIENT TO PROTECT SUCH BORROWER'S AND THE LENDER'S INTERESTS IN SUCH GOODS, AND (III) UCC SEARCHES SHOWING THAT NO OTHER SECURED PARTY HAS FILED A FINANCING STATEMENT COVERING SUCH PERSON'S PROPERTY OTHER THAN SUCH BORROWER, OR IF THERE EXISTS ANY SUCH SECURED PARTY, EVIDENCE THAT EACH SUCH SECURED PARTY HAS RECEIVED NOTICE FROM SUCH BORROWER AND THE LENDER SUFFICIENT TO PROTECT SUCH BORROWER'S AND THE LENDER'S INTERESTS IN SUCH BORROWER'S GOODS FROM ANY CLAIM BY SUCH SECURED PARTY.
A DULY EXECUTED LIQUIDATION ASSISTANCE AGREEMENT, WHICH SHALL BE SATISFACTORY TO THE LENDER IN FORM AND SUBSTANCE. A LOCKBOX AGREEMENT OR BLOCKED ACCOUNT AGREEMENT, DULY EXECUTED AND DELIVERED BY EACH BORROWER AND A FINANCIAL INSTITUTION ACCEPTABLE TO THE LENDER. THE STOCK PLEDGE AGREEMENT, DULY EXECUTED AND DELIVERED BY COLONIAL, TOGETHER WITH THE STOCK CERTIFICATES FOR ALL OF THE SHARES OF ISSUED AND OUTSTANDING COMMON STOCK OF EACH BORROWER, TOGETHER WITH UNDATED STOCK POWERS. SUBORDINATION AGREEMENTS, DULY EXECUTED AND DELIVERED BY

THE BORROWERS AND EACH OF COLONIAL, IN THE CASE OF SUBORDINATED DEBT OWING TO IT BY SOME OR ALL OF THE BORROWERS, PAUL H. HILDEBRANDT, IN THE CASE OF THE HILDEBRANDT DEBT, HILDEBRANDT PROPERTIES, LLC, IN THE CASE OF THE HILDEBRANDT PROPERTIES DEBT, GOLDMAN ASSOCIATES, INC., IN THE CASE OF A PORTION OF THE CAPITAL INFUSION DEBT, AND EACH PERSON PARTY TO AND IDENTIFIED AS AN "INVESTOR" IN THAT CERTAIN PRIVATE PLACEMENT PURCHASE AGREEMENT EXECUTED IN CONNECTION WITH THE BALANCE OF (AND AS MORE PARTICULARLY DESCRIBED IN THE DEFINITION OF) THE CAPITAL INFUSION DEBT, TOGETHER WITH TRUE AND CORRECT COPIES OF ALL PROMISSORY NOTES AND AGREEMENTS EVIDENCING EACH SUCH FORM OF SUBORDINATED DEBT, OR PURSUANT TO WHICH EACH SUCH FORM OF SUBORDINATED DEBT WAS ISSUED OR IS GOVERNED. THE LENDER'S CREDIT COMMITTEE SHALL GIVEN ITS FINAL CREDIT APPROVAL TO THE TRANSACTIONS CONTEMPLATED TO OCCUR HEREUNDER. THE LENDER SHALL HAVE COMPLETED TO ITS SATISFACTION AN EXAMINATION AND INSPECTION OF THE COLLATERAL AND THE BOOKS AND RECORDS OF COLONIAL AND EACH BORROWER, AND THE RESULTS THEREOF SHALL BE SATISFACTORY TO THE LENDER. THE LENDER SHALL HAVE RECEIVED AND REVIEWED TO ITS SATISFACTION THE RESULTS OF BACKGROUND CHECKS PERFORMED AGAINST SUCH MEMBERS OF MANAGEMENT OF COLONIAL AND THE BORROWERS AS THE LENDER SHALL HAVE DETERMINED TO BE NECESSARY. EVIDENCE THAT COLONIAL SHALL HAVE RECEIVED NET CASH PROCEEDS OF A CAPITAL INFUSION IN THE FORM OF EQUITY OR CAPITAL INFUSION DEBT, OR A COMBINATION THEREOF, IN AN AGGREGATE AMOUNT OF NOT LESS THAN $2,500,000, AND THAT COLONIAL SHALL HAVE CONTRIBUTED OR LOANED SUCH PROCEEDS TO THE BORROWERS. A SET OF CONSOLIDATED PROJECTIONS OF THE FINANCIAL PERFORMANCE OF THE BORROWERS FOR THE FISCAL YEAR ENDING IN DECEMBER 2004, SUCH PROJECTIONS TO BE PREPARED ON A MONTH-BY-MONTH BASIS IN ACCORDANCE WITH REASONABLE ASSUMPTIONS AND HISTORICAL PRACTICES, CERTIFIED BY EACH OF THE CHIEF FINANCIAL OFFICER AND PRESIDENT OF COLONIAL. THE RESULTS OF CURRENT SEARCHES OF APPROPRIATE FILING OFFICES SHOWING THAT (I) NO STATE OR FEDERAL TAX LIENS HAVE BEEN FILED AND REMAIN IN EFFECT AGAINST ANY BORROWER, (II) NO FINANCING STATEMENTS HAVE BEEN FILED AND REMAIN IN EFFECT AGAINST ANY BORROWER EXCEPT THOSE FINANCING STATEMENTS RELATING TO PERMITTED LIENS OR TO LIENS HELD BY PERSONS WHO HAVE AGREED IN WRITING THAT UPON RECEIPT OF PROCEEDS OF THE ADVANCES, THEY WILL DELIVER UCC RELEASES AND/OR TERMINATIONS SATISFACTORY TO THE LENDER, AND (III) THE LENDER HAS DULY FILED ALL FINANCING STATEMENTS NECESSARY TO PERFECT THE LIENS OF THE LENDER UNDER THE LOAN DOCUMENTS, TO THE EXTENT SUCH LIENS ARE CAPABLE OF BEING PERFECTED BY FILING. A CERTIFICATE OF EACH BORROWER'S SECRETARY OR ASSISTANT SECRETARY CERTIFYING AS TO
(I) THE RESOLUTIONS OF SUCH BORROWER'S DIRECTORS AND, IF REQUIRED, SHAREHOLDERS, AUTHORIZING THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (II) SUCH BORROWER'S ARTICLES OF INCORPORATION AND BYLAWS, AND (III) THE SIGNATURES OF SUCH BORROWER'S OFFICERS OR AGENTS AUTHORIZED TO EXECUTE AND DELIVER THE LOAN

DOCUMENTS AND OTHER INSTRUMENTS, AGREEMENTS AND CERTIFICATES, INCLUDING ADVANCE REQUESTS, ON SUCH BORROWER'S BEHALF. A CURRENT CERTIFICATE ISSUED BY THE SECRETARY OF STATE OF EACH BORROWER'S STATE OF INCORPORATION CERTIFYING THAT SUCH BORROWER IS IN COMPLIANCE WITH ALL APPLICABLE ORGANIZATIONAL REQUIREMENTS OF SUCH STATE. EVIDENCE THAT EACH BORROWER IS DULY LICENSED OR QUALIFIED TO TRANSACT BUSINESS IN ALL JURISDICTIONS WHERE THE CHARACTER OF THE PROPERTY OWNED OR LEASED OR THE NATURE OF THE BUSINESS TRANSACTED BY IT MAKES SUCH LICENSING OR QUALIFICATION NECESSARY. A CERTIFICATE OF AN OFFICER OF EACH BORROWER CONFIRMING THE REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE V. AN OPINION OF COUNSEL TO EACH BORROWER, ADDRESSED TO THE LENDER. CERTIFICATES OF THE INSURANCE REQUIRED HEREUNDER, WITH ALL CASUALTY, LOSS AND HAZARD INSURANCE POLICIES CONTAINING THE LENDER'S LOSS PAYABLE ENDORSEMENT IN THE LENDER'S FAVOR AND WITH ALL LIABILITY INSURANCE NAMING THE LENDER AS AN ADDITIONAL INSURED. PAYMENT OF THE FEES AND COMMISSIONS DUE THROUGH THE DATE OF THE INITIAL ADVANCE UNDER
SECTION 2.8 AND EXPENSES INCURRED BY THE LENDER THROUGH SUCH DATE AND REQUIRED TO BE PAID BY THE BORROWERS UNDER SECTION 9.7. NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS OF ANY BORROWER SHALL HAVE OCCURRED SINCE THE DATE OF THE MOST RECENT FINANCIAL STATEMENTS OF THE BORROWERS RECEIVED PRIOR TO THE CLOSING DATE BY THE LENDER. AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED TO OCCUR ON THE CLOSING DATE (INCLUDING THE FUNDING OF ALL ADVANCES), THE PAYMENT OF ALL OBLIGATIONS OF THE BORROWERS OWING UNDER THE CREDIT FACILITY IN EFFECT ON THE CLOSING DATE WITH LASALLE BANK, NATIONAL ASSOCIATION, AND THE PAYMENT BY THE BORROWERS OF ALL FEES AND EXPENSES OF THE LENDER AND ALL OTHER PERSONS PAYABLE ON THE CLOSING DATE, EXCESS AVAILABILITY SHALL EQUAL OR EXCEED $1,500,000. A PAYOFF LETTER FROM LASALLE BANK, NATIONAL ASSOCIATION, TOGETHER WITH SUCH OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS AS MAY BE REQUIRED BY THE LENDER (INCLUDING, WITHOUT LIMITATION, AUTHORIZATION FROM SUCH BANK PERMITTING THE LENDER TO FILE UCC TERMINATION STATEMENTS) TO EFFECTUATE THE RELEASE OF THE LIEN OF LASALLE BANK, NATIONAL ASSOCIATION ON ANY OF THE BORROWERS' ASSETS OR PROPERTIES AND TO EVIDENCE THE DISCHARGE OF ALL DEBTS, LIABILITIES AND OBLIGATIONS OF EACH APPLICABLE BORROWER TO LASALLE BANK, NATIONAL ASSOCIATION AND ITS AFFILIATES. SUCH OTHER DOCUMENTS AS THE LENDER IN ITS SOLE DISCRETION, WHICH DISCRETION SHALL BE EXERCISED IN A COMMERCIALLY REASONABLE MANNER, MAY REQUIRE.
Conditions Precedent to All Advances. The Lender will not consider any request for an Advance or cause any Letter of Credit to be issued unless on the date of such Advance or on the date of such issuance:
THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE V ARE CORRECT AS THOUGH MADE ON AND AS OF SUCH DATE, EXCEPT TO THE EXTENT THAT SUCH REPRESENTATIONS AND WARRANTIES RELATE SOLELY TO AN EARLIER DATE; AND NO EVENT HAS OCCURRED AND IS CONTINUING, OR WOULD RESULT FROM SUCH ADVANCE, OR THE ISSUANCE OF SUCH LETTER OF CREDIT, WHICH CONSTITUTES A DEFAULT OR AN EVENT OF DEFAULT.

                         Representations and Warranties
         Each Borrower represents and warrants to the Lender as follows:

Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations; Tax Identification Number. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the state in which it is incorporated and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, each Borrower has done business solely under the names set forth in Schedule 5.1. Each Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1, and all of each Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1. Each Borrower's tax identification number is correctly set forth in Section 3.7 hereto. Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by each Borrower of the Loan Documents and the borrowings and Lien granted by it hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of such Borrower's stockholders; (ii) require any authorization, consent, license, permit or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, license, permit, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to such Borrower or of such Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than in favor of the Lender) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower. Legal Agreements. This Agreement constitutes and, upon due execution by each Borrower, each other Loan Document will constitute the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms. Subsidiaries. Except as set forth in Schedule 5.4, no Borrower has any Subsidiaries. All of the issued and outstanding shares of capital stock of each Borrower are owned beneficially and of record by Colonial. Financial Condition; No Adverse Change. Each Borrower has heretofore furnished to the Lender internally prepared financial statements of such Borrower for its fiscal year ended December 31, 2003 and for the fiscal year-to-date period ended June 30, 2004, and those statements fairly present the financial condition of such Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in any Borrower's business, properties or condition (financial or otherwise). Litigation. Except as set forth in Schedule 5.6, there are no actions, suits or proceedings pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any of its Affiliates or the properties of any Borrower or any of its Affiliatesbefore any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to any Borrower or any of its Affiliates, could have a Material Adverse Effect. Regulation U. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Taxes. Each Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. Each Borrower and its Affiliates have filed all federal, state and local tax returns of such Borrower or Affiliate, as the case may be, that are required to be filed, and each Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due. Each Borrower and its Affiliates have paid or caused to be paid all other taxes, including excise taxes, required to be paid by it. Titles and Liens. Each Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, including, without limitation, the properties and assets reflected in the latest financial statements referred to in Section 5.5, and all proceeds thereof, free and clear of all Liens, except for Permitted Liens. No financing statement naming any Borrower as debtor is on file in any office except to perfect only Permitted Liens. Plans. Except as disclosed to the Lender in writing prior to the date hereof, no Borrower, and no Affiliate of any Borrower, maintains or has maintained any Plan. No Borrower, and no Affiliate of any Borrower, has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. No Borrower, and no Affiliate of any Borrower has:

ANY ACCUMULATED FUNDING DEFICIENCY WITHIN THE MEANING OF ERISA; OR ANY LIABILITY OR KNOWS OF ANY FACT OR CIRCUMSTANCES WHICH COULD RESULT IN ANY LIABILITY TO THE PENSION BENEFIT GUARANTY CORPORATION, THE INTERNAL REVENUE SERVICE, THE DEPARTMENT OF LABOR OR ANY PARTICIPANT IN CONNECTION WITH ANY PLAN (OTHER THAN ACCRUED BENEFITS WHICH OR WHICH MAY BECOME PAYABLE TO PARTICIPANTS OR BENEFICIARIES OF ANY SUCH PLAN). Default. Each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a Material Adverse Effect. Environmental Matters. DEFINITIONS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS: "ENVIRONMENTAL LAW" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment. "HAZARDOUS SUBSTANCES" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law. TO THE BEST OF EACH BORROWER'S KNOWLEDGE, THERE ARE NOT PRESENT IN, ON OR UNDER THE PREMISES ANY HAZARDOUS SUBSTANCES IN SUCH FORM OR QUANTITY AS TO CREATE ANY LIABILITY OR OBLIGATION FOR ANY BORROWER OR THE LENDER UNDER COMMON LAW OF ANY JURISDICTION OR UNDER ANY ENVIRONMENTAL LAW, AND NO HAZARDOUS SUBSTANCES HAVE EVER BEEN STORED, BURIED, SPILLED, LEAKED, DISCHARGED, EMITTED OR RELEASED IN, ON OR UNDER THE PREMISES IN SUCH A WAY AS TO CREATE ANY SUCH LIABILITY. TO THE BEST OF EACH BORROWER'S KNOWLEDGE, NO BORROWER HAS DISPOSED OF HAZARDOUS SUBSTANCES IN SUCH A MANNER AS TO CREATE ANY LIABILITY UNDER ANY ENVIRONMENTAL LAW. TO THE BEST OF EACH BORROWER'S KNOWLEDGE, THERE ARE NOT AND THERE NEVER HAVE BEEN ANY REQUESTS, CLAIMS, NOTICES, INVESTIGATIONS, DEMANDS, ADMINISTRATIVE PROCEEDINGS, HEARINGS OR LITIGATION, RELATING IN ANY WAY TO THE PREMISES OR ANY BORROWER, ALLEGING LIABILITY UNDER, VIOLATION OF, OR NONCOMPLIANCE WITH ANY ENVIRONMENTAL LAW OR ANY LICENSE, PERMIT OR OTHER AUTHORIZATION ISSUED PURSUANT THERETO. TO THE BEST KNOWLEDGE OF EACH BORROWER, NO SUCH MATTER IS THREATENED OR IMPENDING. TO THE BEST OF EACH BORROWER'S KNOWLEDGE, EACH BORROWER'S BUSINESSES ARE AND HAVE IN THE PAST ALWAYS BEEN CONDUCTED IN ACCORDANCE WITH ALL ENVIRONMENTAL LAWS AND ALL LICENSES, PERMITS AND OTHER AUTHORIZATIONS REQUIRED PURSUANT TO ANY ENVIRONMENTAL LAW AND NECESSARY FOR THE LAWFUL AND EFFICIENT OPERATION OF SUCH BUSINESSES ARE IN SUCH BORROWER'S POSSESSION AND ARE IN FULL FORCE AND EFFECT. NO PERMIT REQUIRED UNDER ANY ENVIRONMENTAL LAW IS SCHEDULED TO EXPIRE WITHIN 12 MONTHS AND THERE IS NO THREAT THAT ANY SUCH PERMIT WILL BE WITHDRAWN, TERMINATED, LIMITED OR MATERIALLY CHANGED. TO THE BEST OF EACH BORROWER'S KNOWLEDGE, EXCEPT AS DISCLOSED ON SCHEDULE 5.12, THE PREMISES ARE NOT AND NEVER HAVE BEEN LISTED ON THE NATIONAL PRIORITIES LIST, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY INFORMATION SYSTEM OR ANY SIMILAR FEDERAL, STATE OR LOCAL LIST, SCHEDULE, LOG, INVENTORY OR DATABASE. EACH BORROWER HAS DELIVERED OR MADE AVAILABLE TO THE LENDER ALL ENVIRONMENTAL ASSESSMENTS, AUDITS, REPORTS, PERMITS, LICENSES AND OTHER DOCUMENTS DESCRIBING OR RELATING IN ANY WAY TO THE PREMISES OR SUCH BORROWER'S BUSINESSES.

Submissions to the Lender. All financial and other information provided to the Lender by or on behalf of each Borrower in connection with such Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results. Financing Statements. Each Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Liens created by the Loan Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected first-priority Lien on all Collateral and all other collateral described in the Loan Documents which is capable of being perfected by filing financing statements, subject to no other Liens except for Permitted Liens. None of the Collateral or other collateral covered by the Loan Documents is or will become a fixture on real estate, unless a sufficient fixture filing naming the Lender as secured party is in effect with respect thereto. Rights to Payment. Each Receivable and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by any Loan Document is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation. Licenses, Permits and Intellectual Property. Each Borrower possesses all of the licenses, permits, patents, copyrights, trademarks and tradenames necessary to conduct its business, there has been no assertion or claim of violation or infringement with respect thereto and all such licenses, permits, patents, copyrights, trademarks and tradenames are listed on Schedule 5.16. Each Borrower has paid all licensing and permit fees required to maintain all of the licenses and permits necessary for it to conduct its business as presently conducted. Existing Debt. On the date hereof:
(a) the outstanding principal amount of the Hildebrandt Debt is $150,000; (b) the outstanding principal amount of the Hildebrandt Properties Debt is $150,000;
(c) the outstanding principal amount of the Capital Infusion Debt is $1,250,000; and (d) the outstanding principal amount of Subordinated Debt owing by the Borrowers to Colonial, in the aggregate, is $1,250,000.

                     Affirmative Covenants of the Borrowers

So long as any Obligations shall remain unpaid, or the Credit Facility shall remain in effect, the Borrowers will comply with the following requirements, unless the Lender shall otherwise consent in writing:

Reporting Requirements. The Borrowers will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

AS SOON AS AVAILABLE, AND IN ANY EVENT WITHIN NINETY (90) DAYS AFTER THE END OF EACH FISCAL YEAR OF THE BORROWERS: (1) INTERNALLY PREPARED ANNUAL FINANCIAL STATEMENTS OF COLONIAL AND ITS CONSOLIDATED SUBSIDIARIES ON A CONSOLIDATING BASIS, IN SUCH DETAIL, SCOPE AND FORMAT AS SHALL BE ACCEPTABLE TO THE LENDER IN ITS COMMERCIALLY REASONABLE JUDGMENT; AND (2) THE ANNUAL AUDITED FINANCIAL STATEMENTS OF COLONIAL AND ITS CONSOLIDATED SUBSIDIARIES ON A CONSOLIDATED BASIS, ISSUED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS SELECTED BY THE BORROWERS AND APPROVED BY THE LENDER IN WRITING (THE "AUDITORS"), WHICH ANNUAL FINANCIAL STATEMENTS SHALL INCLUDE BALANCE SHEETS AS AT THE END OF SUCH FISCAL YEAR AND THE RELATED CONSOLIDATED STATEMENTS OF INCOME, RETAINED EARNINGS AND CASH FLOWS FOR THE FISCAL YEAR THEN ENDED, ALL IN REASONABLE DETAIL AND PREPARED IN ACCORDANCE WITH GAAP, TOGETHER WITH (I) COPIES OF ALL MANAGEMENT LETTERS PREPARED BY SUCH AUDITORS; AND (II) A CERTIFICATE SIGNED BY EACH BORROWER'S CHIEF FINANCIAL OFFICER STATING THAT SUCH FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP AND WHETHER OR NOT SUCH OFFICER HAS KNOWLEDGE OF THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT HEREUNDER AND, IF SO, STATING IN REASONABLE DETAIL THE FACTS WITH RESPECT THERETO; AS SOON AS AVAILABLE AND IN ANY EVENT WITHIN TWENTY-FIVE (25) DAYS AFTER THE END OF EACH CALENDAR MONTH, AN INTERNALLY PREPARED BALANCE SHEET AND STATEMENT OF INCOME AND RETAINED EARNINGS OF EACH BORROWER AS AT THE END OF AND FOR SUCH MONTH AND FOR THE YEAR TO DATE PERIOD THEN ENDED, PREPARED, IF THE LENDER SO REQUESTS, ON A CONSOLIDATED AND CONSOLIDATING BASIS, IN REASONABLE DETAIL AND STATING IN COMPARATIVE FORM THE FIGURES FOR THE CORRESPONDING DATE AND PERIODS IN THE PREVIOUS YEAR, ALL PREPARED IN ACCORDANCE WITH GAAP, SUBJECT TO YEAR-END AUDIT ADJUSTMENTS; AND ACCOMPANIED BY A CERTIFICATE SIGNED BY EACH BORROWER'S CHIEF FINANCIAL OFFICER, SUBSTANTIALLY IN THE FORM OF EXHIBIT B HERETO STATING (I) THAT SUCH FINANCIAL STATEMENTS HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP, SUBJECT TO YEAR-END AUDIT ADJUSTMENTS, AND (II) WHETHER OR NOT SUCH OFFICER HAS KNOWLEDGE OF THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT HEREUNDER NOT THERETOFORE REPORTED AND REMEDIED AND, IF SO, STATING IN REASONABLE DETAIL THE FACTS WITH RESPECT THERETO; WITHIN TEN (10) DAYS AFTER THE END OF EACH CALENDAR MONTH OR MORE FREQUENTLY IF THE LENDER SO REQUIRES: (I) AGINGS OF EACH BORROWER'S ACCOUNTS RECEIVABLE, AGINGS OF EACH BORROWER'S ACCOUNTS PAYABLE, AN INVENTORY CERTIFICATION REPORT (CALCULATED ON A PERPETUAL BASIS), A REPORT AS TO THE INVENTORY OF EACH BORROWER, BY CATEGORY OF INVENTORY WITH RESPECT TO WHICH NO SALES HAVE OCCURRED DURING THE PRIOR 13 MONTH PERIOD, AND A CALCULATION OF EACH BORROWER'S ACCOUNTS, ELIGIBLE ACCOUNTS, INVENTORY AND ELIGIBLE INVENTORY AS AT THE END OF SUCH MONTH OR SHORTER TIME PERIOD, AND, IF THE LENDER SO REQUESTS, A CYCLE COUNT OF ALL INVENTORY AS OF THE END OF SUCH MONTH; AND (II) A CERTIFICATE SIGNED BY EACH BORROWER'S CHIEF FINANCIAL OFFICER REGARDING SUCH BORROWER'S INVENTORY AS OF THE END OF SUCH MONTH (CALCULATED ON BOTH A GROSS PROFIT BASIS AND A PERPETUAL BASIS), IN SUCH FORM AS THE LENDER MAY SPECIFY FROM TIME TO TIME; AT LEAST THIRTY (30) DAYS BEFORE THE BEGINNING OF EACH FISCAL YEAR OF THE BORROWERS, THE PROJECTED BALANCE SHEETS AND INCOME STATEMENTS FOR EACH QUARTER OF SUCH YEAR, EACH IN REASONABLE DETAIL, PREPARED ON A CONSOLIDATED AND

CONSOLIDATING BASIS, REPRESENTING EACH BORROWER'S GOOD FAITH PROJECTIONS AND CERTIFIED BY EACH BORROWER'S CHIEF FINANCIAL OFFICER AS BEING THE MOST ACCURATE PROJECTIONS AVAILABLE AND IDENTICAL TO THE PROJECTIONS USED BY EACH BORROWER FOR INTERNAL PLANNING PURPOSES, TOGETHER WITH SUCH SUPPORTING SCHEDULES AND INFORMATION AS THE LENDER MAY IN ITS DISCRETION REQUIRE, WHICH DISCRETION SHALL BE EXERCISED IN A COMMERCIALLY REASONABLE MANNER; IMMEDIATELY AFTER THE COMMENCEMENT THEREOF, NOTICE IN WRITING OF ALL LITIGATION AND OF ALL PROCEEDINGS BEFORE ANY GOVERNMENTAL OR REGULATORY AGENCY AFFECTING ANY BORROWER OF THE TYPE DESCRIBED IN SECTION 5.12 OR WHICH SEEK A MONETARY RECOVERY AGAINST ANY BORROWER IN EXCESS OF SEVENTY-FIVE THOUSAND DOLLARS ($75,000); AS PROMPTLY AS PRACTICABLE (BUT IN ANY EVENT NOT LATER THAN FIVE (5) BANKING DAYS) AFTER AN OFFICER OF ANY BORROWER OBTAINS KNOWLEDGE OF THE OCCURRENCE OF ANY BREACH, DEFAULT OR EVENT OF DEFAULT UNDER ANY LOAN DOCUMENT OR ANY EVENT WHICH CONSTITUTES A DEFAULT OR EVENT OF DEFAULT, NOTICE OF SUCH OCCURRENCE, TOGETHER WITH A DETAILED STATEMENT BY A RESPONSIBLE OFFICER OF SUCH BORROWER OF THE STEPS BEING TAKEN BY SUCH BORROWER TO CURE SUCH BREACH, DEFAULT OR EVENT; AS SOON AS POSSIBLE AND IN ANY EVENT WITHIN THIRTY (30) DAYS AFTER ANY BORROWER KNOWS OR HAS REASON TO KNOW THAT ANY REPORTABLE EVENT WITH RESPECT TO ANY PLAN HAS OCCURRED, THE STATEMENT OF SUCH BORROWER'S CHIEF FINANCIAL OFFICER SETTING FORTH DETAILS AS TO SUCH REPORTABLE EVENT AND THE ACTION WHICH SUCH BORROWER PROPOSES TO TAKE WITH RESPECT THERETO, TOGETHER WITH A COPY OF THE NOTICE OF SUCH REPORTABLE EVENT TO THE PENSION BENEFIT GUARANTY CORPORATION; AS SOON AS POSSIBLE, AND IN ANY EVENT WITHIN TEN (10) DAYS AFTER ANY BORROWER FAILS TO MAKE ANY QUARTERLY CONTRIBUTION REQUIRED WITH RESPECT TO ANY PLAN UNDER SECTION 412(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE STATEMENT OF SUCH BORROWER'S CHIEF FINANCIAL OFFICER SETTING FORTH DETAILS AS TO SUCH FAILURE AND THE ACTION WHICH SUCH BORROWER PROPOSES TO TAKE WITH RESPECT THERETO, TOGETHER WITH A COPY OF ANY NOTICE OF SUCH FAILURE REQUIRED TO BE PROVIDED TO THE PENSION BENEFIT GUARANTY CORPORATION; WITHIN FIFTEEN (15) DAYS AFTER THE COMPLETION OF EACH FISCAL YEAR-END PHYSICAL INVENTORY TEST COUNT, A REPORT SETTING FORTH THE RESULTS OF SUCH COUNT AND AN ANALYSIS OF ANY VARIANCE FROM THE INVENTORY PERPETUAL AS OF THE DATE OF SUCH PHYSICAL COUNT. ON OR BEFORE THE THIRD DAY OF EACH WEEK, OR MORE FREQUENTLY IF THE LENDER SO REQUIRES: (A) A SUMMARY PERPETUAL INVENTORY REPORT AS OF FRIDAY OF THE IMMEDIATELY PRECEDING WEEK; (B) COPIES OF ALL ENTRIES TO THE SALES JOURNAL, THE CREDIT MEMO REGISTER, THE CASH RECEIPTS JOURNAL AND AN ACCOUNTS RECEIVABLE ROLL-FORWARD; (C) COPIES OF ALL INVOICES IN EXCESS OF FIFTEEN THOUSAND DOLLARS ($15,000), TOGETHER WITH PROOF OF DELIVERY; (D) ANY OTHER DOCUMENTS AND REPORTS THAT THE LENDER MAY REQUIRE IN ITS SOLE DISCRETION, INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING: RECEIVABLES SCHEDULES, COLLECTION REPORTS; DEPOSIT RECORDS; COPIES OF INVOICES TO ACCOUNT DEBTORS; SHIPMENT DOCUMENTS AND DELIVERY RECEIPTS FOR GOODS SOLD; (E) A CERTIFICATE SIGNED BY EACH BORROWER'S PRESIDENT OR CHIEF FINANCIAL OFFICER REGARDING SUCH BORROWER'S INVENTORY IN SUCH FORM AS THE LENDER MAY SPECIFY FROM TIME TO TIME; (F) SUCH PAYROLL TAX INFORMATION AS THE LENDER MAY REQUIRE IN ITS SOLE DISCRETION; AND
(G) A BORROWING BASE CERTIFICATE, IN THE FORM OF EXHIBIT D HERETO, AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING WEEK. ON OR BEFORE APRIL 30TH OF EACH YEAR

(OR SUCH LATER DATE AS MAY HAVE RESULTED FROM AN APPROVED EXTENSION OF THE TIME TO FILE SUCH RETURNS) COPIES OF THE CONSOLIDATED FEDERAL AND STATE CORPORATE TAX RETURNS OF COLONIAL FOR THE IMMEDIATELY PRECEDING YEAR, CERTIFIED BY COLONIAL'S CHIEF FINANCIAL OFFICER. PROMPTLY UPON KNOWLEDGE THEREOF, NOTICE IF ANY CRITERIA FOR ELIGIBILITY ARE NO LONGER SATISFIED WITH RESPECT TO ANY ELIGIBLE ACCOUNT OR ELIGIBLE INVENTORY, INCLUDING, WITHOUT LIMITATION, (I) ANY DISPUTES OR CLAIMS BY CUSTOMERS EXCEEDING TEN THOUSAND DOLLARS ($10,000), INDIVIDUALLY OR TWENTY-FIVE THOUSAND DOLLARS ($25,000) IN THE AGGREGATE, DURING ANY FISCAL YEAR AND (II) CREDIT MEMOS FOR AMOUNTS EXCEEDING $10,000 INDIVIDUALLY OR $25,000 IN THE AGGREGATE DURING ANY FISCAL YEAR; PROMPTLY UPON KNOWLEDGE THEREOF, NOTICE OF ANY CHANGE IN THE PERSONS CONSTITUTING ANY BORROWER'S OFFICERS AND DIRECTORS; PROMPTLY UPON KNOWLEDGE THEREOF, NOTICE OF ANY LOSS OF OR DAMAGE TO ANY COLLATERAL IN AN AMOUNT EXCEEDING $60,000, INDIVIDUALLY OR IN THE AGGREGATE, OR OF ANY ADVERSE CHANGE IN ANY COLLATERAL OR THE PROSPECT OF PAYMENT THEREOF; PROMPTLY UPON THEIR DISTRIBUTION, COPIES OF ALL FINANCIAL STATEMENTS, REPORTS AND PROXY STATEMENTS WHICH ANY BORROWER SHALL HAVE SENT TO ITS STOCKHOLDERS OR SUBORDINATED CREDITORS; PROMPTLY AFTER THE SENDING OR FILING THEREOF, COPIES OF ALL REGULAR AND PERIODIC REPORTS WHICH ANY BORROWER SHALL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY NATIONAL SECURITIES EXCHANGE; PROMPTLY UPON KNOWLEDGE THEREOF, NOTICE OF ANY BORROWER'S VIOLATION OF ANY LAW, RULE OR REGULATION, THE NON-COMPLIANCE WITH WHICH COULD HAVE A MATERIAL ADVERSE EFFECT; AND PROMPTLY UPON THE LENDER'S REASONABLE REQUEST, ANY OTHER INFORMATION PERTAINING TO A BORROWER AND ITS BUSINESS NOT SPECIFICALLY REFERRED TO ABOVE, INCLUDING WITHOUT LIMITATION ALL PHASE ONE ENVIRONMENTAL REPORTS THEN IN ANY BORROWER'S POSSESSION AND WHICH PERTAIN TO ANY PREMISES. Books and Records; Inspection and Examination. Each Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to such Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of such Borrower and to discuss with account debtors and other obligors requests for verification of amounts owed to such Borrower, and to discuss such Borrower's affairs with any of its directors, officers, employees or agents. Each Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Loan Documents or any other property of such Borrower at any time. So long as no Default or Event of Default shall have occurred and be continuing, the Lender may exercise its rights pursuant to this Section 6.2 only upon prior notice (written or oral) to the Borrowing Agent and only during the Borrowers' ordinary business hours.
Account Verification. The Lender may at any time and from time to time send or require any Borrower to send requests for verification of Accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify Accounts. The Lender may send some or all of such requests or notices and make some or all of such telephone calls through one or more agents or nominees. Compliance with Laws.

EACH BORROWER WILL (I) COMPLY WITH THE REQUIREMENTS OF APPLICABLE LAWS AND REGULATIONS, THE NON-COMPLIANCE WITH WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT AND (II) USE AND KEEP THE COLLATERAL, AND REQUIRE THAT OTHERS USE AND KEEP THE COLLATERAL, ONLY FOR LAWFUL PURPOSES, WITHOUT VIOLATION OF ANY FEDERAL, STATE OR LOCAL LAW, STATUTE OR ORDINANCE. WITHOUT LIMITING THE FOREGOING UNDERTAKINGS, EACH BORROWER SPECIFICALLY AGREES THAT IT WILL COMPLY WITH ALL APPLICABLE ENVIRONMENTAL LAWS AND OBTAIN AND COMPLY WITH ALL PERMITS, LICENSES AND SIMILAR APPROVALS REQUIRED BY ANY ENVIRONMENTAL LAWS, AND WILL NOT GENERATE, USE, TRANSPORT, TREAT, STORE OR DISPOSE OF ANY HAZARDOUS SUBSTANCES IN SUCH A MANNER AS TO CREATE ANY LIABILITY OR OBLIGATION UNDER THE COMMON LAW OF ANY JURISDICTION OR ANY ENVIRONMENTAL LAW.

Payment of Taxes and Other Obligations. Each Borrower will pay or discharge, when due, (a) all taxes (including excise taxes), assessments and governmental charges (including license and permit fees) levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Lien created hereunder, prior to the date on which penalties attach with respect thereto, (b) all federal, state andlocal taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of such Borrower; provided, that such Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                           Maintenance of Properties.
EACH BORROWER WILL KEEP AND MAINTAIN THE COLLATERAL, THE OTHER COLLATERAL COVERED BY THE LOAN DOCUMENTS AND ALL OF ITS OTHER PROPERTIES NECESSARY OR USEFUL IN ITS BUSINESS IN GOOD CONDITION, REPAIR AND WORKING ORDER (NORMAL WEAR AND TEAR EXCEPTED) AND WILL FROM TIME TO TIME REPLACE OR REPAIR ANY WORN, DEFECTIVE OR BROKEN PARTS; PROVIDED, HOWEVER, THAT NOTHING IN THIS SECTION 6.6 SHALL PREVENT ANY BORROWER FROM DISCONTINUING THE OPERATION AND MAINTENANCE OF ANY OF ITS PROPERTIES IF SUCH DISCONTINUANCE IS, IN THE COMMERCIALLY REASONABLE JUDGMENT OF THE BORROWERS, DESIRABLE IN THE CONDUCT OF SUCH BORROWER'S BUSINESS, AND IS NOT DISADVANTAGEOUS IN ANY MATERIAL RESPECT TO THE LENDER.
EACH BORROWER WILL DEFEND THE COLLATERAL AGAINST ANY AND ALL CLAIMS AND DEMANDS MADE BY PERSONS (OTHER THAN THE LENDER). EACH BORROWER WILL KEEP ALL COLLATERAL AND OTHER COLLATERAL COVERED BY THE LOAN DOCUMENTS FREE AND CLEAR OF ALL LIENS, EXCEPT PERMITTED LIENS.

                                   Insurance.
EACH BORROWER WILL BEAR THE FULL RISK OF LOSS FROM ANY LOSS OF ANY NATURE WHATSOEVER WITH RESPECT TO THE COLLATERAL. AT EACH BORROWER'S OWN COST AND EXPENSE IN AMOUNTS AND WITH CARRIERS ACCEPTABLE TO THE LENDER, EACH BORROWER SHALL (A) KEEP ALL ITS INSURABLE PROPERTIES AND PROPERTIES IN WHICH IT HAS AN INTEREST INSURED AGAINST THE HAZARDS OF FIRE, FLOOD (TO THE EXTENT SUCH PROPERTIES ARE IN A FLOOD ZONE), SPRINKLER LEAKAGE, THOSE HAZARDS COVERED BY EXTENDED COVERAGE INSURANCE AND SUCH OTHER HAZARDS, AND FOR SUCH AMOUNTS, AS IS CUSTOMARY IN THE CASE OF COMPANIES ENGAGED IN BUSINESSES SIMILAR TO SUCH BORROWER'S, INCLUDING, WITHOUT LIMITATION, BUSINESS INTERRUPTION INSURANCE; (B) MAINTAIN PUBLIC AND PRODUCT LIABILITY INSURANCE AGAINST CLAIMS FOR PERSONAL INJURY, DEATH OR PROPERTY DAMAGE SUFFERED BY OTHERS; (C) MAINTAIN ALL SUCH

WORKER'S COMPENSATION OR SIMILAR INSURANCE AS MAY BE REQUIRED UNDER THE LAWS OF ANY STATE OR JURISDICTION IN WHICH SUCH BORROWER IS ENGAGED IN BUSINESS; AND (D) FURNISH THE LENDER WITH (I) COPIES OF ALL INSURANCE POLICIES AND EVIDENCE OF THE MAINTENANCE OF SUCH POLICIES AT LEAST THIRTY (30) DAYS BEFORE ANY EXPIRATION DATE, (II) ENDORSEMENTS TO SUCH INSURANCE POLICIES NAMING THE LENDER AS "CO-INSURED" OR "ADDITIONAL INSURED" AND APPROPRIATE LOSS PAYABLE ENDORSEMENTS IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDER, NAMING THE LENDER AS LOSS PAYEE, AND (III) EVIDENCE THAT AS TO THE LENDER THE INSURANCE COVERAGE SHALL NOT BE IMPAIRED OR INVALIDATED BY ANY ACT OR NEGLECT OF SUCH BORROWER AND THE INSURER WILL PROVIDE THE LENDER WITH AT LEAST THIRTY (30) DAYS NOTICE PRIOR TO CANCELLATION.
EACH BORROWER SHALL INSTRUCT THE INSURANCE CARRIERS THAT IN THE EVENT OF ANY LOSS THEREUNDER, THE CARRIERS SHALL MAKE PAYMENT FOR SUCH LOSS TO THE BORROWER AND THE LENDER JOINTLY. IF ANY INSURANCE LOSSES ARE PAID BY CHECK, DRAFT OR OTHER INSTRUMENT PAYABLE TO ANY BORROWER AND THE LENDER JOINTLY, THE LENDER MAY ENDORSE SUCH BORROWER'S NAME THEREON AND DO SUCH OTHER THINGS AS THE LENDER MAY DEEM ADVISABLE TO REDUCE THE SAME TO CASH. THE LENDER IS HEREBY AUTHORIZED TO ADJUST AND COMPROMISE CLAIMS. ALL LOSS RECOVERIES RECEIVED BY THE LENDER UPON ANY SUCH INSURANCE MAY BE APPLIED TO THE OBLIGATIONS, IN SUCH ORDER AS THE LENDER IN ITS SOLE DISCRETION SHALL DETERMINE. IF, AFTER APPLICATION OF SUCH LOSS RECOVERIES TO THE OBLIGATIONS, THE OBLIGATIONS SHALL BE PAID IN FULL, THEN THE REMAINING AMOUNT OF SUCH LOSS RECOVERIES, IF ANY, SHALL BE PAID BY THE LENDER TO THE APPLICABLE BORROWER OR APPLIED AS MAY BE OTHERWISE REQUIRED BY LAW. IF, AFTER THE APPLICATION OF ALL LOSS RECOVERIES TO THE OBLIGATIONS, THE OBLIGATIONS ARE NOT PAID IN FULL, ANY DEFICIENCY THEREON SHALL BE PAID BY THE BORROWERS TO THE LENDER, ON DEMAND.

Preservation of Existence. Each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner. Delivery of Instruments, etc. Upon request by the Lender, each Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by such Borrower.

                               Collateral Account.
EXCEPT AS OTHERWISE PROVIDED IN SUBPARAGRAPH (B) OF THIS SECTION 6.10, EACH BORROWER WILL IRREVOCABLY DIRECT ALL PRESENT AND FUTURE ACCOUNT DEBTORS WITH RESPECT TO ITS ACCOUNTS AND OTHER PERSONS OBLIGATED TO MAKE PAYMENTS CONSTITUTING COLLATERAL TO MAKE SUCH PAYMENTS DIRECTLY TO THE COLLATERAL ACCOUNT. ALL OF EACH BORROWER'S INVOICES, ACCOUNT STATEMENTS AND OTHER WRITTEN OR ORAL COMMUNICATIONS DIRECTING, INSTRUCTING, DEMANDING OR REQUESTING PAYMENT OF ANY ACCOUNT OR ANY OTHER AMOUNT CONSTITUTING COLLATERAL SHALL CONSPICUOUSLY DIRECT THAT ALL PAYMENTS BE MADE TO THE LOCKBOX AND SHALL INCLUDE THE LOCKBOX ADDRESS. ALL PAYMENTS RECEIVED IN THE LOCKBOX SHALL BE PROCESSED TO THE COLLATERAL ACCOUNT. IF, NOTWITHSTANDING THE INSTRUCTIONS TO ACCOUNT DEBTORS TO MAKE PAYMENTS TO THE LOCKBOX, ANY BORROWER RECEIVES ANY PAYMENTS ON RECEIVABLES, SUCH BORROWER SHALL PROMPTLY UPON ITS RECEIPT THEREOF DEPOSIT SUCH PAYMENTS INTO THE COLLATERAL ACCOUNT. UNTIL SO DEPOSITED, SUCH BORROWER SHALL HOLD ALL SUCH PAYMENTS IN TRUST FOR AND AS THE PROPERTY OF THE LENDER AND SHALL NOT COMMINGLE SUCH PAYMENTS WITH ANY OF ITS OTHER FUNDS OR PROPERTY. THE PROCEEDS OF ALL CASH SALES MADE AT EACH BORROWER'S RETAIL STORE LOCATIONS SHALL BE PROMPTLY DEPOSITED BY SUCH BORROWER IN AN ACCOUNT SUBJECT TO A BLOCKED ACCOUNT AGREEMENT. UNTIL SO

DEPOSITED, SUCH BORROWER SHALL HOLD ALL SUCH PAYMENTS IN TRUST FOR AND AS THE PROPERTY OF THE LENDER AND SHALL NOT COMMINGLE SUCH PAYMENTS WITH ANY OF ITS OTHER FUNDS OR PROPERTY. AT ANY TIME UPON THE LENDER'S DEMAND (I) EACH BORROWER WILL IRREVOCABLE DIRECT ALL OF ITS PRESENT AND FUTURE ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED TO MAKE PAYMENTS CONSTITUTING COLLATERAL TO MAKE SUCH PAYMENTS DIRECTLY TO THE COLLATERAL ACCOUNT, AND (II) ALL OF THE INVOICES, ACCOUNT STATEMENTS AND OTHER WRITTEN OR ORAL COMMUNICATIONS TO THE BORROWER DIRECTING, INSTRUCTING, DEMANDING OR REQUESTING PAYMENT OF ANY ACCOUNT OR ANY OTHER AMOUNT CONSTITUTING COLLATERAL SHALL CONSPICUOUSLY DIRECT THAT ALL PAYMENTS BE MADE TO THE COLLATERAL ACCOUNT AND SHALL INCLUDE THE ADDRESS AND OTHER APPLICABLE INFORMATION RELATING TO THE COLLATERAL ACCOUNT. AMOUNTS DEPOSITED IN THE COLLATERAL ACCOUNT SHALL NOT BEAR INTEREST AND SHALL NOT BE SUBJECT TO WITHDRAWAL BY ANY BORROWER, EXCEPT AFTER FULL AND FINAL PAYMENT AND DISCHARGE OF ALL OBLIGATIONS.
ALL DEPOSITS IN THE COLLATERAL ACCOUNT SHALL CONSTITUTE PROCEEDS OF COLLATERAL AND SHALL NOT CONSTITUTE PAYMENT OF THE OBLIGATIONS. THE LENDER MAY, FROM TIME TO TIME, AT ITS DISCRETION, APPLY DEPOSITED FUNDS IN THE COLLATERAL ACCOUNT TO THE PAYMENT OF THE OBLIGATIONS, IN ANY ORDER OR MANNER OF APPLICATION SATISFACTORY TO THE LENDER, BY TRANSFERRING SUCH FUNDS TO THE LENDER'S GENERAL ACCOUNT.
ALL ITEMS DEPOSITED IN THE COLLATERAL ACCOUNT SHALL BE SUBJECT TO FINAL PAYMENT. IF ANY SUCH ITEM IS RETURNED UNCOLLECTED, THE APPLICABLE BORROWER WILL IMMEDIATELY PAY THE LENDER, OR, FOR ITEMS DEPOSITED IN THE COLLATERAL ACCOUNT, THE BANK MAINTAINING SUCH ACCOUNT, THE AMOUNT OF THAT ITEM, OR SUCH BANK AT ITS DISCRETION MAY CHARGE ANY UNCOLLECTED ITEM TO SUCH BORROWER'S COMMERCIAL ACCOUNT OR OTHER ACCOUNT. THE APPLICABLE BORROWER SHALL BE LIABLE AS AN ENDORSER ON ALL ITEMS DEPOSITED IN THE COLLATERAL ACCOUNT, WHETHER OR NOT IN FACT ENDORSED BY SUCH BORROWER.

Performance by the Lender. If any Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of such Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and such Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of each Borrower, each Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as such Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of such Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by such Borrower under this Section 6.11. Inventory; Consignment Inventory.

All Inventory manufactured by any Borrower in the United States of America shall be produced in accordance with the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto or promulgated thereunder. All inventory held by any Borrower on consignment will be clearly marked as such and will be segregated from the Inventory. Maintenance of Licenses and Permits. Each Borrower shall maintain in full force and effect all licenses, permits and governmental authorizations necessary to conduct its business. Intellectual Property. The Borrowers shall promptly notify the Lender of any patent, trademark or copyright in which any Borrower obtains an interest or of any registration or application for registration thereof and shall promptly thereafter execute and deliver to the Lender such security agreements and other documents as the Lender shall require in order to further evidence or protect the Lender's first priority security interest therein, including, without limitation, notices of assignment for filing with the U.S. Patent and Trademark Office. Intercompany Note. The Borrowers shall deliver to the Lender as part of the Collateral, as soon as practicable, and in any event, no later than five (5) days after the Closing Date, an original promissory note in the principal amount of $2,000,000, payable jointly and severally by American and RAL to Universal, which promissory note shall evidence the revolving indebtedness permitted to be incurred pursuant to
Section 7.2(e). Intercreditor Agreement. The Borrowers shall deliver to the Lender as soon as practicable, and in any event no later than fifteen (15) days after the Closing Date, a writing executed in favor of the Lender, duly signed by each of Goodman Company, L.P. and GMC Sales Corp. (collectively the "Vendors") pursuant to which such Vendors (i) waive, or subordinate in favor of the Lender the priority of, any Lien the Vendors may have in any Inventory, the proceeds thereof, and any other Receivables, as security for the trade indebtedness of the Borrowers, or any one of them, arising from their purchase of inventory from the Vendors on an open account basis (as opposed to a consignment basis) and (ii) agree not to exercise any rights or remedies of any kind, whether by contract, at law or in equity, with respect to any such inventory, proceeds and Receivables, so long as any Obligations are outstanding or unpaid.

                        Negative and Financial Covenants
         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain in effect, the Borrowers agree that, without the Lender's prior written consent:

Liens. No Borrower will create, incur or suffer to exist any Lien upon any Collateral or any of its other assets, now owned or hereafter acquired, except for Permitted Liens.

Indebtedness. No Borrower will incur, create, assume or permit to exist any Debt, including, without limitation, indebtedness or liability on account of deposits or advances and Debt for Borrowed Money, except:


THE OBLIGATIONS; DEBT OF SUCH BORROWER IN EXISTENCE ON THE DATE HEREOF AND LISTED ON SCHEDULE 7.2 (THE "EXISTING DEBT"), PROVIDED, THAT: (I) NO BORROWER SHALL, DIRECTLY OR INDIRECTLY, (A) AMEND, MODIFY, ALTER OR CHANGE THE TERMS OF ANY SUCH DEBT OR ANY AGREEMENT, DOCUMENT OR INSTRUMENT RELATED THERETO AS IN EFFECT ON THE CLOSING DATE, EXCEPT, THAT, A BORROWER MAY, AFTER PRIOR WRITTEN NOTICE TO THE LENDER, AMEND, MODIFY, ALTER OR CHANGE THE TERMS THEREOF SO AS TO EXTEND THE MATURITY THEREOF, OR DEFER THE TIMING OF ANY PAYMENTS IN RESPECT THEREOF, OR TO FORGIVE OR CANCEL ANY PORTION OF SUCH DEBT (OTHER THAN PURSUANT TO PAYMENTS THEREOF), OR TO REDUCE THE INTEREST RATE OR ANY FEES IN CONNECTION THEREWITH, OR (B) REDEEM, RETIRE, DEFEASE, PURCHASE OR OTHERWISE ACQUIRE SUCH DEBT, OR SET ASIDE OR OTHERWISE DEPOSIT OR INVEST ANY SUMS FOR SUCH PURPOSE; AND
(II) EACH BORROWER SHALL FURNISH TO THE LENDER ALL NOTICES OR DEMANDS IN CONNECTION WITH SUCH DEBT EITHER RECEIVED BY SUCH BORROWER OR ON ITS BEHALF, PROMPTLY AFTER THE RECEIPT THEREOF, OR SENT BY SUCH BORROWER OR ON ITS BEHALF, CONCURRENTLY WITH THE SENDING THEREOF, AS THE CASE MAY BE; DEBT OF ANY BORROWER (OTHER THAN THE DEBT REFERRED TO IN CLAUSE (B) ABOVE) RELATING TO LIENS PERMITTED IN ACCORDANCE WITH CLAUSE (F) OF THE DEFINITION OF PERMITTED LIENS HEREIN; DEBT ARISING FROM LOANS AND ADVANCES PERMITTED UNDER SECTION 7.4(A)(II); REVOLVING DEBT ARISING FROM LOANS AND ADVANCES MADE BY ONE BORROWER TO ANOTHER BORROWER, PROVIDED THAT THE AGGREGATE PRINCIPAL AMOUNT OF SUCH DEBT DOES NOT EXCEED, AT ANY ONE TIME OUTSTANDING, AS TO ALL BORROWERS SO INDEBTED, THE SUM OF $2,000,000; AND DEBT ARISING FROM LOANS AND ADVANCES MADE BY ONE BORROWER TO ANOTHER BORROWER, OTHER THAN LOANS AND ADVANCES PERMITTED UNDER SUBPARAGRAPH (E) ABOVE, PROVIDED THAT (I) EACH SUCH LOAN OR ADVANCE MADE AFTER THE CLOSING DATE SHALL HAVE BEEN MADE FOR FAIR AND ADEQUATE CONSIDERATION, (II) THE LENDER SHALL HAVE RECEIVED AND REVIEWED TO ITS SATISFACTION, PRIOR TO THE MAKING OF ANY SUCH LOAN OR ADVANCE, A SOLVENCY CERTIFICATE, IN THE FORM OF EXHIBIT E HERETO, DULY EXECUTED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER MAKING SUCH LOAN OR ADVANCE, (III) THE LENDER SHALL HAVE GIVEN ITS PRIOR WRITTEN CONSENT TO THE MAKING OF SUCH LOAN OR ADVANCE AND (IV) THE INDEBTEDNESS IN RESPECT OF SUCH LOANS(S) AND ADVANCE(S) SHALL BE EVIDENCED BY A PROMISSORY NOTE, DULY EXECUTED BY THE BORROWER OR BORROWERS INDEBTED THEREON, AND DELIVERED TO THE LENDER AS PART OF THE COLLATERAL.

Guaranties. No Borrower will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any Debt, obligations or liabilities of any other Person, except:

THE ENDORSEMENT OF NEGOTIABLE INSTRUMENTS BY A BORROWER FOR DEPOSIT OR COLLECTION OR SIMILAR TRANSACTIONS IN THE ORDINARY COURSE OF BUSINESS; GUARANTIES, ENDORSEMENTS AND OTHER DIRECT OR CONTINGENT LIABILITIES IN CONNECTION WITH THE OBLIGATIONS OF OTHER PERSONS, IN EXISTENCE ON THE DATE HEREOF AND LISTED ON SCHEDULE 7.3; THE GUARANTY BY EACH BORROWER OF THE OTHER BORROWER'S OBLIGATIONS.

                          Investments and Subsidiaries.
NO BORROWER WILL PURCHASE OR HOLD BENEFICIALLY ANY STOCK OR OTHER SECURITIES OR EVIDENCES OF INDEBTEDNESS OF, MAKE OR PERMIT TO EXIST ANY LOANS OR ADVANCES TO, OR MAKE ANY INVESTMENT OR ACQUIRE ANY INTEREST WHATSOEVER IN, ANY OTHER PERSON, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION ANY AFFILIATE, ANY OFFICER, DIRECTOR OR SHAREHOLDER OF ANY BORROWER OR OF ANY AFFILIATE, ANY PARTNERSHIP OR ANY JOINT VENTURE, EXCEPT:

investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one (1) year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation); advances in the form of prepaid rent not exceeding two (2) months or security deposits; the investments and loans in existence on the date hereof which are listed on SCHEDULE 7.4; and capital stock or other equity interests in any wholly-owned Subsidiary, provided that: (A) the Borrowers shall provide the Lender with at least thirty (30) days' prior written notice of each such investment; (B) simultaneously with each such investment (1) the applicable Borrower shall grant to the Lender a first-priority perfected security interest in all of the capital stock of or other equity interests in such Subsidiary owned by such Borrower to secure the Obligations, pursuant to arrangements reasonably satisfactory to the Lender, (2) such Borrower shall deliver to the Lender any certificates evidencing such capital stock or other equity interests, together with signed, undated stock powers relating thereto, (3) such Subsidiary shall execute and deliver to the Lender a Guaranty of payment of all of the Obligations and grant to the Lender a first-priority Lien on all of the assets and properties of such Subsidiary to secure the obligations of such Subsidiary under such Guaranty, pursuant to arrangements reasonably satisfactory to the Lender and (4) such Borrower and the Lender shall enter into an amendment to this Agreement, in form and substance satisfactory to the Lender, pursuant to which all of the representations, warranties and covenants of such Borrower made hereunder and the Events of Default contained herein shall be amended to apply to such Subsidiary; (C) no Default or Event of Default shall exist immediately before and immediately after giving effect to any such investment; and (D) after giving effect to any such investment, there is no material decrease in the value of any then-existing Collateral; COLONIAL WILL NOT CREATE OR PERMIT TO EXIST ANY SUBSIDIARY OTHER THAN THE BORROWERS.

                          Debt Payments and Dividends.
NO BORROWER SHALL MAKE, AND BORROWERS SHALL CAUSE COLONIAL NOT TO MAKE, ANY PAYMENTS (INCLUDING, WITHOUT LIMITATION, PAYMENTS IN CONNECTION WITH THE EXERCISE OF ANY PUT OPTION OR RIGHT OR THE RETURN OF THE PURCHASE PRICE OF ANY SECURITIES) IN RESPECT OF ANY SUBORDINATED DEBT, EXCEPT THAT BORROWERS OR COLONIAL, AS THE CASE MAY BE, MAY MAKE REGULARLY SCHEDULED INSTALLMENTS OF INTEREST THEREON, AND PRINCIPAL THEREOF, IN EACH CASE TO THE EXTENT PERMITTED BY THE APPLICABLE SUBORDINATION AGREEMENT, AND IN ACCORDANCE WITH THE TERMS OF THE AGREEMENTS OR INSTRUMENTS EVIDENCING OR GIVING RISE TO SUCH SUBORDINATED DEBT AS IN EFFECT ON THE CLOSING DATE. NO BORROWER WILL DECLARE OR PAY ANY DIVIDENDS (OTHER THAN DIVIDENDS PAYABLE SOLELY IN STOCK OF SUCH BORROWER) ON ANY CLASS OF ITS STOCK OR MAKE ANY PAYMENT ON ACCOUNT OF THE PURCHASE, REDEMPTION OR OTHER RETIREMENT OF ANY SHARES OF SUCH STOCK OR MAKE ANY DISTRIBUTION IN RESPECT THEREOF, EITHER DIRECTLY OR INDIRECTLY, EXCEPT THAT ANY PAYMENTS PERMITTED TO BE MADE BY BORROWERS PURSUANT TO SECTION 7.17 MAY BE PAID IN THE FORM OF DIVIDENDS, TO THE EXTENT SO PERMITTED.
Sale or Transfer of Assets; Suspension of Business Operations. No Borrower will sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business. No Borrower will liquidate, dissolve or suspend its business operations. No Borrower will in any manner transfer any property without prior or present receipt of full and adequate consideration therefor. Consolidation and Merger; Asset Acquisitions. No Borrower will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire all or substantially all the assets of any other Person, whether in a transaction analogous in purpose or effect to a consolidation or merger, or otherwise.

Sale and Leaseback. Pursuant to Section 7.6, no Borrower will enter into any arrangement, directly or indirectly, with any other Person whereby such Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which such Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred. Restrictions on Nature of Business. No Borrower will engage in any line of business materially different from that presently engaged in by such Borrower and no Borrower will purchase, lease or otherwise acquire assets not related to its business. Accounting. No Borrower will adopt any material change in accounting principles other than as required by GAAP. No Borrower will adopt, permit or consent to any change in its fiscal year. Discounts, etc. No Borrower will grant any discount, credit or allowance to any customer of such Borrower or accept any return of goods sold, in each case, other than in accordance with such Borrower's ordinary and customary business practices, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of such Borrower. Defined Benefit Pension Plans. No Borrower will adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10. Other Defaults. No Borrower will permit any breach, default or event of default by such Borrower to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon such Borrower. State of Incorporation; Place of Business; Name. No Borrower will change its name, the state in which it is incorporated or the location of its chief executive office or principal place of business, or move, relocate, close or sell any business location, provided, that such Borrower may change such locations or open a new location, so long as such Borrower provides the Lender with thirty (30) days' prior written notice of such changes or new location and prior to such change or opening of a new location such Borrower executes and delivers to the Lender such financing statements and other agreements as the Lender may request, including, without limitation, Collateral Access Agreements, each in form and substance satisfactory to the Lender. No Borrower will change its name unless it shall have given the Lender not less than thirty (30) days prior written notice thereof.

Organizational Documents. No Borrower will amend its certificate of incorporation, articles of incorporation or bylaws. Salaries, etc. No Borrower will pay excessive or unreasonable salaries, bonuses, commissions, consultant or management fees or other compensation. In furtherance and not in limitation of the foregoing: (xxiii)the Borrowers shall not make any payments (other than dividends permitted pursuant to Section 7.5) to Colonial, except that the Borrowers may pay management fees to Colonial in an aggregate amount not to exceed $20,800 per month, so long as no Default or Event of Default shall have occurred or be continuing; (xxiv) the Borrowers shall not pay any salary, bonus or other compensation to any of William Pagano, William Salek or John Hildebrandt, except in accordance with the terms and conditions of their respective employment agreements with the applicable Borrower, each dated June 25, 1999, as such employment agreements are in effect on the Closing Date, and as they may be modified after the Closing Date, so long as such modifications contain fair and reasonable terms and conditions; and (xxv) except as otherwise permitted pursuant to the foregoing clause (b), the Borrowers shall not increase the salary, bonus, commissions, consultant fees or other compensation of any Affiliate, director, officer, shareholder or consultant, or any member of their families, by more than fifteen (15%) percent in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. Affiliate Transactions. No Borrower will enter into, or be a party to, any transaction with any Affiliate except (xxvi) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon fair and reasonable terms which are no less favorable to such Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of such Borrower and (xxvii) each Borrower may be a party to the Tax Agreement, and so long as no Event of Default shall have occurred and be continuing, or would occur after giving effect to any such payment, the Borrowers may make payments and prepayments to Colonial pursuant to the Tax Agreement, in accordance with the terms of the Tax Agreement in effect on the Closing Date, provided that (xxviii) at least one week prior to each such payment, the Borrowers shall have provided the Lender with their calculations of the amount to be paid and the Lender shall have given its approval in writing to such payment (such approval not to be unreasonably withheld) and (xxix) the aggregate amount paid by the Borrowers to Colonial pursuant to the Tax Agreement with respect to their federal tax liability for (1) any fiscal month shall not exceed $25,000 and (2) any fiscal year shall not exceed the lesser of (x) $400,000 and (y) the amount of federal income taxes the Borrowers would have been required to pay, in the aggregate, if each Borrower had filed its own separate federal income tax return. Tangible Net Worth. The Borrowers shall maintain a Tangible Net Worth of not less than (xxx) $1,197,000 at all times during and at the end of the fiscal quarter ending on or about September 30, 2004 and (xxxi) $1,508,000 at all times during and at the end of the fiscal quarter ending on or about December 31, 2004. Net Income (or Net Loss). The Borrowers shall have Net Income (or Net
Loss) (xxxii) of no worse than (-)$200,000 for each of the fiscal months of January through and including April of each fiscal year, (xxxiii) of not less than zero (-0-) for each of the fiscal months of May through and including December of each fiscal year, provided that for the fiscal month of June 2004, the Borrowers shall have Net Income of not less than $123,000, (xxxiv) of not less than $236,000 for the fiscal quarter ending on or about

September 30, 2004 (xxxv) of not less than $312,000 for the fiscal quarter ending on or about December 31, 2004, and (xxxvi) of no worse than (-)$350,000 for any fiscal year-to-date period beginning on the first day of a referenced fiscal year and ending on the last day of each fiscal month of such fiscal year, commencing with the fiscal year-to-date period beginning on January 1, 2004 and ending on June 30, 2004. Net Cash Flow. The Borrowers shall have Net Cash Flow for (xxxvii) the fiscal quarter ending on or about September 30, 2004 of not less than $152,000 and (xxxviii) the fiscal quarter ending on or about December 31, 2004 of not less than $176,000. Capital Expenditures. The Borrowers, on a combined basis, will not make or incur or contract to make or incur Capital Expenditures of more than $550,000 in the aggregate during any fiscal year, commencing with the fiscal year ending on or about December 31, 2004, of which not more than Two Hundred Fifty Thousand Dollars ($250,000) may be used to make or incur, or contract to make or incur, Non-Financed Capital Expenditures. Financial Covenants. The financial covenants required to be maintained pursuant to Sections 7.18, 7.19 and 7.20 for periods ending after December 31, 2004 shall be negotiated in good faith among the Lender and the Borrowers, shall be memorialized pursuant to an amendment to this Agreement to be entered into no later than December 10 of each year, beginning with December 10, 2004, and shall be based upon the projected levels of Net Income, Tangible Net Worth and Net Cash Flow as set forth in the Borrowers' projections required to be delivered to the Lender pursuant to Section 6.1(d), provided that such projections are acceptable to the Lender, in its sole discretion. Colonial. In the event that Colonial intends to conduct business activity or operations of any kind, other than the usual management services customarily performed by a holding company for the benefit of its operating subsidiaries, the Borrowers shall give the Lender reasonable prior written notice thereof, and, promptly following such notice, the Borrowers shall meet and confer with the Lender for the purpose of negotiating in good faith an amendment to this Agreement, pursuant to which the financial covenants required to be maintained pursuant to Sections 7.18,
7.19 and 7.20 shall be modified so as to take into account the projected financial condition and projected results of operations of Colonial.

                     Events of Default, Rights and Remedies
                  Events of Default. "EVENT OF DEFAULT", wherever used herein, means any one of the following events: DEFAULT IN THE PAYMENT OF THE OBLIGATIONS, OR ON ANY PORTION OF THE OBLIGATIONS, WHEN THE SAME BECOME DUE AND PAYABLE, WHETHER UPON MATURITY, UPON DEMAND IN ACCORDANCE WITH THE TERMS HEREOF, OR OTHERWISE; DEFAULT IN THE PAYMENT OF ANY FEES, COMMISSIONS, COSTS OR EXPENSES REQUIRED TO BE PAID BY ANY BORROWER UNDER THIS AGREEMENT; DEFAULT IN THE PERFORMANCE, OR BREACH, OF ANY COVENANT OR AGREEMENT OF ANY BORROWER CONTAINED IN THIS AGREEMENT OR IN ANY OF THE OTHER LOAN DOCUMENTS OR OF ANY GUARANTOR CONTAINED IN ANY OF THE OTHER LOAN DOCUMENTS; ANY BORROWER OR ANY GUARANTOR SHALL BE OR BECOME INSOLVENT; OR ANY BORROWER OR ANY GUARANTOR SHALL ADMIT IN WRITING ITS OR HIS INABILITY TO PAY ITS OR HIS DEBTS AS THEY MATURE, OR MAKE AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS; OR ANY BORROWER OR ANY GUARANTOR SHALL APPLY FOR OR CONSENT TO THE APPOINTMENT OF ANY RECEIVER, TRUSTEE, OR SIMILAR OFFICER FOR IT OR HIM OR FOR ALL OR ANY SUBSTANTIAL PART OF ITS OR HIS PROPERTY; OR SUCH RECEIVER, TRUSTEE OR SIMILAR OFFICER SHALL BE APPOINTED WITHOUT THE APPLICATION OR CONSENT OF SUCH BORROWER OR SUCH GUARANTOR, AS THE CASE MAY BE; OR SUCH BORROWER OR ANY GUARANTOR SHALL INSTITUTE (BY PETITION, APPLICATION, ANSWER, CONSENT OR OTHERWISE) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, ARRANGEMENT, READJUSTMENT OF DEBT, DISSOLUTION, LIQUIDATION OR SIMILAR PROCEEDING RELATING TO IT OR HIM UNDER THE LAWS OF ANY JURISDICTION; OR ANY SUCH PROCEEDING SHALL BE INSTITUTED (BY PETITION, APPLICATION OR OTHERWISE) AGAINST SUCH BORROWER OR ANY SUCH GUARANTOR; OR ANY WRIT, WARRANT OF ATTACHMENT OR EXECUTION OR SIMILAR PROCESS SHALL BE ISSUED OR LEVIED AGAINST A SUBSTANTIAL PART OF THE PROPERTY OF SUCH BORROWER OR ANY GUARANTOR; A PETITION SHALL BE FILED BY OR AGAINST ANY BORROWER OR ANY GUARANTOR UNDER THE UNITED STATES BANKRUPTCY CODE NAMING SUCH BORROWER OR SUCH GUARANTOR AS DEBTOR, OR ANY BORROWER OR ANY GUARANTOR SHALL TAKE ANY ACTION IN FURTHERANCE OF, OR INDICATING ITS CONSENT TO, APPROVAL OF, OR ACQUIESCENCE IN, ANY OF THE ACTS SET FORTH IN PARAGRAPH (D) ABOVE OR IN THIS PARAGRAPH; ANY ATTACHMENT, LEVY, WRIT, WARRANT OF ATTACHMENT OR EXECUTION OR SIMILAR PROCESSES SHALL BE ISSUED OR LEVIED AGAINST A SUBSTANTIAL PART OF THE PROPERTY OF ANY BORROWER OR ANY GUARANTOR; ANY REPRESENTATION OR WARRANTY MADE BY ANY BORROWER IN THIS AGREEMENT, BY ANY GUARANTOR IN ANY GUARANTY, OR BY ANY BORROWER (OR ANY OF ITS OFFICERS) OR ANY GUARANTOR (OR ANY OF ITS OFFICERS) IN ANY AGREEMENT, CERTIFICATE, INSTRUMENT OR FINANCIAL STATEMENT OR OTHER STATEMENT CONTEMPLATED BY OR MADE OR DELIVERED PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT WHEN DEEMED TO BE MADE; THE RENDERING AGAINST ANY BORROWER OR ANY GUARANTOR OF ONE OR MORE JUDGMENTS, DECREES OR ORDERS FOR THE PAYMENT OF MONEY IN AN AGGREGATE AMOUNT IN EXCESS OF FIFTY THOUSAND DOLLARS ($50,000) AND THE CONTINUANCE OF SUCH JUDGMENTS, DECREES OR ORDERS UNSATISFIED AND IN EFFECT FOR ANY PERIOD OF THIRTY
(30) CONSECUTIVE DAYS WITHOUT A STAY OF EXECUTION; A DEFAULT OR EVENT OF DEFAULT SHALL OCCUR WITH RESPECT TO ANY SUBORDINATED DEBT, AND SUCH DEFAULT OR EVENT OF DEFAULT SHALL CONTINUE WITHOUT CURE FOR TEN OR MORE DAYS FROM ITS OCCURRENCE; A

DEFAULT UNDER ANY CONTRACTUAL OBLIGATIONS OF ONE OR MORE BORROWERS OR UNDER ANY BONDS, DEBENTURES, NOTES OR OTHER EVIDENCES OF INDEBTEDNESS OF ONE OR MORE BORROWER OWED TO ANY PERSONS OTHER THAN THE LENDER, OR UNDER ANY INDENTURES OR OTHER INSTRUMENTS UNDER WHICH ANY SUCH EVIDENCES OF INDEBTEDNESS HAVE BEEN ISSUED OR BY WHICH SUCH EVIDENCES OF INDEBTEDNESS ARE GOVERNED, OR UNDER ANY LEASES OF ANY OF THE PREMISES, WHICH DEFAULTS, INDIVIDUALLY OR IN THE AGGREGATE, ARE WITH RESPECT TO AN AGGREGATE AMOUNT OF INDEBTEDNESS, OBLIGATIONS OR LIABILITIES EQUAL TO OR IN EXCESS OF ONE HUNDRED THOUSAND DOLLARS ($100,000) AND THE EXPIRATION OF THE APPLICABLE PERIODS OF GRACE, IF ANY, SPECIFIED IN SUCH CONTRACTUAL OBLIGATIONS, EVIDENCES OF INDEBTEDNESS, INDENTURES, OTHER INSTRUMENTS OR LEASES; ANY REPORTABLE EVENT, WHICH THE LENDER DETERMINES IN GOOD FAITH MIGHT CONSTITUTE GROUNDS FOR THE TERMINATION OF ANY PLAN OR FOR THE APPOINTMENT BY THE APPROPRIATE UNITED STATES DISTRICT COURT OF A TRUSTEE TO ADMINISTER ANY PLAN, SHALL HAVE OCCURRED AND BE CONTINUING THIRTY (30) DAYS AFTER WRITTEN NOTICE TO SUCH EFFECT SHALL HAVE BEEN GIVEN TO THE APPLICABLE BORROWER BY THE LENDER; OR A TRUSTEE SHALL HAVE BEEN APPOINTED BY AN APPROPRIATE UNITED STATES DISTRICT COURT TO ADMINISTER ANY PLAN; OR THE PENSION BENEFIT GUARANTY CORPORATION SHALL HAVE INSTITUTED PROCEEDINGS TO TERMINATE ANY PLAN OR TO APPOINT A TRUSTEE TO ADMINISTER ANY PLAN; OR ANY BORROWER SHALL HAVE FILED FOR A DISTRESS TERMINATION OF ANY PLAN UNDER TITLE IV OF ERISA; OR ANY BORROWER SHALL HAVE FAILED TO MAKE ANY QUARTERLY CONTRIBUTION REQUIRED WITH RESPECT TO ANY PLAN UNDER SECTION 412(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WHICH THE LENDER DETERMINES IN GOOD FAITH MAY BY ITSELF, OR IN COMBINATION WITH ANY SUCH FAILURES THAT THE LENDER MAY DETERMINE ARE LIKELY TO OCCUR IN THE FUTURE, RESULT IN THE IMPOSITION OF A LIEN ON SUCH BORROWER'S ASSETS IN FAVOR OF THE PLAN; AN EVENT OF DEFAULT SHALL OCCUR UNDER ANY LOAN DOCUMENT (OTHER THAN THIS AGREEMENT) OR UNDER ANY OTHER SECURITY AGREEMENT, MORTGAGE, DEED OF TRUST, ASSIGNMENT OR OTHER INSTRUMENT OR AGREEMENT SECURING ANY OBLIGATIONS; ANY BORROWER OR ANY GUARANTOR SHALL LIQUIDATE, DISSOLVE, TERMINATE OR SUSPEND ITS BUSINESS OPERATIONS OR OTHERWISE FAIL TO OPERATE ITS BUSINESS IN THE ORDINARY COURSE, OR SELL ALL OR SUBSTANTIALLY ALL OF ITS ASSETS, WITHOUT THE LENDER'S PRIOR WRITTEN CONSENT; ANY BORROWER OR ANY GUARANTOR SHALL FAIL TO PAY, WITHHOLD, COLLECT OR REMIT ANY TAX OR TAX DEFICIENCY WHEN ASSESSED OR DUE (OTHER THAN ANY TAX DEFICIENCY WHICH IS BEING CONTESTED IN GOOD FAITH AND BY PROPER PROCEEDINGS AND FOR WHICH IT SHALL HAVE SET ASIDE ON ITS BOOKS ADEQUATE RESERVES THEREFOR IN ACCORDANCE WITH GAAP) OR NOTICE OF ANY STATE OR FEDERAL TAX LIENS ON ANY PROPERTY OF ANY BORROWER OR ANY GUARANTOR SHALL BE FILED OR ISSUED; ANY LIEN CREATED UNDER ANY LOAN DOCUMENT FOR ANY REASON CEASES TO BE OR IS NOT A VALID AND PERFECTED LIEN HAVING A FIRST PRIORITY OR A LESSER PRIORITY TO THE EXTENT PERMITTED IN THE LOAN DOCUMENTS; DEFAULT IN THE PAYMENT OF ANY AMOUNT OWED BY ANY BORROWER TO THE LENDER OTHER THAN ANY INDEBTEDNESS ARISING HEREUNDER; (I) ANY GUARANTOR SHALL REPUDIATE, PURPORT TO REVOKE OR FAIL TO PERFORM ANY SUCH GUARANTOR'S OBLIGATIONS UNDER SUCH GUARANTOR'S GUARANTY IN FAVOR OF THE LENDER;
(II) ANY INDIVIDUAL GUARANTOR SHALL DIE; OR (III) ANY OTHER GUARANTOR SHALL CEASE TO EXIST; ANY BORROWER SHALL TAKE OR PARTICIPATE IN ANY ACTION WHICH WOULD BE PROHIBITED UNDER THE PROVISIONS OF ANY SUBORDINATION AGREEMENT OR MAKE ANY PAYMENT ON THE SUBORDINATED DEBT THAT ANY PERSON WAS NOT ENTITLED TO RECEIVE UNDER THE PROVISIONS OF THE APPLICABLE SUBORDINATION AGREEMENT; ANY EVENT OR CIRCUMSTANCE WITH RESPECT TO ANY BORROWER SHALL OCCUR SUCH THAT THE LENDER SHALL BELIEVE IN GOOD FAITH THAT THE PROSPECT OF PAYMENT OF ALL OR ANY PART OF THE

OBLIGATIONS OR THE PERFORMANCE BY SUCH BORROWER UNDER THE LOAN DOCUMENTS IS IMPAIRED OR THAT SHALL HAVE A MATERIAL ADVERSE EFFECT; ANY CHANGE OF CONTROL SHALL OCCUR; LENDER SHALL IN GOOD FAITH DEEM ITSELF INSECURE OR UNSAFE OR SHALL FEAR DIMINUTION IN VALUE, REMOVAL OR WASTE OF THE COLLATERAL; OR THE INDICTMENT OR THREATENED INDICTMENT OF ANY BORROWER, ANY OFFICER OF ANY BORROWER, ANY GUARANTOR OR ANY OFFICER OF ANY BORROWER OR ANY GUARANTOR, UNDER ANY CRIMINAL STATUTE, OR COMMENCEMENT OF ANY CRIMINAL OR CIVIL PROCEEDING AGAINST ANY BORROWER, ANY GUARANTOR, ANY OFFICER OF ANY BORROWER OR ANY GUARANTOR PURSUANT TO WHICH STATUTE OR PROCEEDING PENALTIES OR REMEDIES SOUGHT OR AVAILABLE INCLUDE FORFEITURE OF ANY OF THE PROPERTY OF SUCH OFFICER, BORROWER OR GUARANTOR.
       Rights and Remedies. During any Default Period, the Lender may exercise any or all of the following rights and remedies: THE LENDER MAY, WITH OR WITHOUT NOTICE TO THE BORROWERS, TERMINATE THE CREDIT FACILITY AND DECLARE THE OBLIGATIONS TO BE DUE AND PAYABLE, WHEREUPON ALL OBLIGATIONS SHALL BECOME AND BE IMMEDIATELY DUE AND PAYABLE, WITHOUT PRESENTMENT, NOTICE OF DISHONOR, PROTEST OR FURTHER NOTICE OF ANY KIND, ALL OF WHICH EACH BORROWER HEREBY EXPRESSLY WAIVES; THE LENDER MAY, WITHOUT NOTICE TO ANY BORROWER AND WITHOUT FURTHER ACTION, APPLY ANY AND ALL MONEY OWING BY THE LENDER TO ANY BORROWER TO THE PAYMENT OF THE OBLIGATIONS; THE LENDER MAY EXERCISE AND ENFORCE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE UPON DEFAULT TO A SECURED PARTY UNDER THE UCC, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO TAKE POSSESSION OF COLLATERAL, OR ANY EVIDENCE THEREOF, PROCEEDING WITHOUT JUDICIAL PROCESS OR BY JUDICIAL PROCESS (WITHOUT A PRIOR HEARING OR NOTICE THEREOF, WHICH EACH BORROWER HEREBY EXPRESSLY WAIVES) AND THE RIGHT TO SELL, LEASE OR OTHERWISE DISPOSE OF ANY OR ALL OF THE COLLATERAL, AND, IN CONNECTION THEREWITH, EACH BORROWER WILL ON DEMAND ASSEMBLE THE COLLATERAL AND MAKE IT AVAILABLE TO THE LENDER AT A PLACE TO BE DESIGNATED BY THE LENDER WHICH IS REASONABLY CONVENIENT TO BOTH PARTIES; THE LENDER MAY EXERCISE AND ENFORCE ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS; AND THE LENDER MAY EXERCISE ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO IT BY LAW OR AGREEMENT. Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind. In addition to all other sums due to the Lender, the Borrowers shall pay the Lender, for costs and expenses incurred by the Lender for internal collection efforts to obtain or enforce payment of any Receivables, an amount equal to two percent (2%) of the net face amount of such Receivables collected.

Certain Notices. If notice to the Borrowers of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.4) at least ten (10) calendar days before the date of intended disposition or other action.

                                  Miscellaneous

No Waiver; Cumulative Remedies. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. Waivers. Each Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which such Borrower might otherwise be entitled. Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom or any release of a Lien shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class certified United States mail, return receipt requested, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:


                         If to any Borrower:

                         c/o Universal Supply Group, Inc.
                         275 Wagaraw Road
                         Hawthorne, New Jersey  07506
                         Telephone: 973-427-3320
                         Telecopier: 973-427-6981
                                  Attention:  William Pagano
                                    President

                         With a copy to:

                         Ruskin Moscou Faltischek, P.C.
                         East Tower, 15th floor
                         190 EAB Plaza
                         Uniondale, New York 11556
                         Telephone: 516-663-6600
                         Telecopier: 516-663-6678
                         Attention: Karen J. DeSalvo, Esq.

                         If to the Lender:

                         Wells Fargo Business Credit, Inc.
                         119 West 40th Street
                         New York, New York, 10018
                         Telephone: 646-728-3200
                         Telecopier: 646-728-3239
                         Attention:  Stephen Roberts

                         With a copy to:

                         Blank Rome LLP
                         The Chrysler Building
                         405 Lexington Avenue
                         New York, New York 10174
                         Telephone: 212-885-5206
                         Telecopier: 917-332-3750
                         Attention:    Robert Stein, Esq.

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) the date that is three days after the date deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

Further Documents. Each Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Lender's Lien on the Collateral or the Lender's rights under the Loan Documents (but any failure to request or assure that any Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Lien of the Lender thereunder, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion). Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, each Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or other third Person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights any Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

Costs and Expenses. The Borrowers shall be jointly and severally obligated to pay all of the Lender's out-of-pocket costs and expenses, including, without limitation, reasonable fees and disbursements of counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement, any Letter of Credit, and any other Loan Documents, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any other Loan Document. The Borrowers shall be jointly and severally obligated to also pay all of the Lender's fees, charges, out-of-pocket costs and expenses, including without limitation reasonable fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, (b) the Lender's obtaining performance of the Obligations under this Agreement and any other Loan Documents, including, but not limited to, the enforcement or defense of the Lender's Liens, assignments of rights and Liens hereunder as valid perfected Liens, (c) any act or attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re-appraisals of any property (real or personal) pledged to the Lender by any Borrower as Collateral for, or by any other Person as security for, the Obligations hereunder and (e) any consultations in connection with any of the foregoing. The Borrowers shall also be jointly and severally obligated to pay the Lender's customary bank charges for all bank services performed or caused to be performed by the Lender for any Borrower at such Borrower's request or in connection with such Borrower's loan account with the Lender. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by any Borrower to the Lender shall be payable on demand and shall be secured by the Collateral. Indemnity. In addition to the payment of expenses pursuant to Section 9.7, each Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "INDEMNITEES") from and against any of the following (collectively, "INDEMNIFIED LIABILITIES"):
ANY AND ALL TRANSFER TAXES, DOCUMENTARY TAXES, ASSESSMENTS OR CHARGES MADE BY ANY GOVERNMENTAL AUTHORITY BY REASON OF THE EXECUTION AND DELIVERY OF THE LOAN DOCUMENTS OR THE MAKING OF THE ADVANCES; ANY CLAIM, LOSS OR DAMAGE TO WHICH ANY INDEMNITEE MAY BE SUBJECTED IF ANY REPRESENTATION OR WARRANTY CONTAINED IN
SECTION 5.12 PROVES TO BE INCORRECT IN ANY RESPECT OR AS A RESULT OF ANY

VIOLATION OF THE COVENANT CONTAINED IN SECTION 6.4(B); AND ANY AND ALL OTHER LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, CLAIMS, COSTS AND EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND OTHER COSTS OF INVESTIGATION OR DEFENSE, INCLUDING, WITHOUT LIMITATION, THOSE INCURRED ON APPEAL) (I) IN CONNECTION WITH THE FOREGOING AS THE RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THE LOAN DOCUMENTS, (II) WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF OR IN ANY OTHER WAY RELATED TO ANY LOAN DOCUMENT OR ANY TRANSACTIONS REFERRED TO OR CONTEMPLATED HEREIN OR THEREIN OR (III) IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDINGS RELATING TO ANY OF THE LOAN DOCUMENTS, WHETHER OR NOT SUCH INDEMNITEE SHALL BE DESIGNATED A PARTY THERETO, WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE, IN ANY MANNER RELATED TO OR ARISING OUT OF OR IN CONNECTION WITH THE MAKING OF THE ADVANCES AND THE LOAN DOCUMENTS OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES, EXCEPT TO THE EXTENT THAT IN THE FINAL, NON-APPEALABLE JUDGMENT OF ANY COURT OF COMPETENT JURISDICTION, SUCH LIABILITIES, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, CLAIMS, COSTS AND EXPENSES RESULTED SOLELY FROM ACTS OR CONDUCT OF INDEMNITEE CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IF ANY INVESTIGATIVE, JUDICIAL OR ADMINISTRATIVE PROCEEDING ARISING FROM ANY OF THE FOREGOING IS BROUGHT AGAINST ANY INDEMNITEE, UPON SUCH INDEMNITEE'S REQUEST, EACH BORROWER, OR COUNSEL DESIGNATED BY SUCH BORROWER AND SATISFACTORY TO THE INDEMNITEE, WILL RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING TO THE EXTENT AND IN THE MANNER DIRECTED BY THE INDEMNITEE, AT THE SOLE COST AND EXPENSE OF THE BORROWERS. EACH INDEMNITEE WILL USE ITS BEST EFFORTS TO COOPERATE IN THE DEFENSE OF ANY SUCH ACTION, SUIT OR PROCEEDING. IF THE FOREGOING UNDERTAKING TO INDEMNIFY, DEFEND AND HOLD HARMLESS MAY BE HELD TO BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, EACH BORROWER SHALL NEVERTHELESS MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. EACH BORROWER'S OBLIGATION UNDER THIS SECTION 9.8 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE DISCHARGE OF SUCH BORROWER'S OTHER OBLIGATIONS HEREUNDER. NO INDEMNITEE SHALL BE RESPONSIBLE OR LIABLE TO ANY BORROWER OR TO ANY OTHER PARTY, TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT, IN ACCORDANCE WITH THE TERMS HEREOF, OR ANY ANCILLARY AGREEMENTS OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. Revival. Each Borrower further agrees that to the extent any Borrower makes a payment or payments to the Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, or receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. Participants. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns. Execution in Counterparts. This Agreement and the other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature delivered by a party via telecopier transmission shall be deemed an original signature hereto. Binding Effect; Assignment; Complete Agreement; Exchanging Information. The Loan Documents shall be binding upon and inure to the benefit of each Borrower and the Lender and their respective successors and assigns, except that no Borrower shall have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrowers and their respective Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange any and all information they may have in their possession regarding the Borrowers and their respective Affiliates, and each Borrower waives any right of confidentiality it may have with respect to such exchange of such information.




Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict of laws principles) of the State of New York. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the County of New York, State of New York in connection with any controversy related to this Agreement;
(ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or any Borrower in connection with this Agreement or the other

Loan Documents shall be venued in the Supreme Court of the State of New York in New York County and the United States District Court of the Southern District of New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH BORROWER WAIVES PERSONAL SERVICE OR PROCESS AND CONSENTS THAT SERVICE OF PROCESS UPON SUCH BORROWER MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH BORROWER AT SUCH BORROWER'S ADDRESS APPEARING ON THE LENDER'S RECORDS, AND SERVICE SO MADE SHALL BE DEEMED COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OF THE OBLIGATIONS. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto. Publicity. Each Borrower hereby authorizes the Lender to make appropriate announcements of the financial arrangement entered into by and among the Borrowers and the Lender, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as the Lender shall in its sole and absolute discretion, which discretion shall be exercised in a commercially reasonable manner, deem appropriate. Joint and Several Obligations. Each Borrower shall be jointly and severally liable with the other Borrowers for the payment and performance when due of all Obligations.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                     AMERICAN/UNIVERSAL SUPPLY, INC.

                     By:
                        -------------------------------------
                     Name:
                     Title:

                     THE RAL SUPPLY GROUP, INC.

                     By:
                        -------------------------------------
                     Name:
                     Title:

                     UNIVERSAL SUPPLY GROUP, INC.


                     By:
                        -------------------------------------
                     Name:
                     Title:

                     WELLS FARGO BUSINESS CREDIT, INC.


                     By:
                        -------------------------------------
                     Name:
                     Title: